UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS SERIES, INC.	Table of Contents

Shareholder Letter	2

Management’s Discussion of Fund Performance:
Davis Opportunity Fund	3
Davis Government Bond Fund	5
Davis Financial Fund	7
Davis Appreciation & Income Fund	9
Davis Real Estate Fund	11

Fund Overview:
Davis Opportunity Fund	13
Davis Government Bond Fund	16
Davis Government Money Market Fund	16
Davis Financial Fund	17
Davis Appreciation & Income Fund	18
Davis Real Estate Fund	20

Expense Example	22

Schedule of Investments:
Davis Opportunity Fund	25
Davis Government Bond Fund	29
Davis Government Money Market Fund	32
Davis Financial Fund	34
Davis Appreciation & Income Fund	36
Davis Real Estate Fund	40

Statements of Assets and Liabilities	43

Statements of Operations	45

Statements of Changes in Net Assets	46

Notes to Financial Statements	48

Financial Highlights	61

Report of Independent Registered Public Accounting Firm	67

Federal Income Tax Information	68

Privacy Notice and Householding	69

Directors and Officers	70

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q and Form N-MFP
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds’ Form N-Q and Davis Government Money Market Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 3, 2014

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview

Davis Opportunity Fund’s Class A shares delivered a total return on net asset value of 42.03% for the year ended December 31, 2013. Over the same time period, the Russell 3000® Index (“Index”) returned 33.55%. Every sector1 within the Index delivered positive returns. The sectors within the Index that turned in the strongest performance over the year were Consumer Discretionary and Health Care. The sectors within the Index that turned in the weakest (but still positive) performance over the year were Utilities and Telecommunication Services.

The Fund’s Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund’s absolute performance over the year. Vipshop Holdings3, Netflix, and Walt Disney were among the most important contributors to performance. The Fund no longer owns Walt Disney.

The Fund’s 2013 performance benefited from Twitter, an initial public offering (IPO) in the Information Technology sector. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPO was an unusual occurrence. The Fund’s Information Technology sector benefited from the addition of Twitter, and as such, Information Technology companies were the second most important contributor to the Fund’s absolute performance. Google and Microsoft were also among the most important contributors to performance. Altera and Motorola Solutions were among the most important detractors from performance. The Fund no longer owns Motorola Solutions.

Financial companies were the third most important contributor to the Fund’s absolute performance. Berkshire Hathaway, Wells Fargo, and Charles Schwab were among the most important contributors to performance. CETIP was among the most important detractors from performance.

Other important detractors from absolute performance included Brasil Pharma, Laboratory Corp. of America Holdings, America Movil, and Deere. The Fund no longer owns America Movil or Deere.

The Fund had approximately 16% of its net assets invested in foreign companies at December 31, 2013. As a whole, those companies out-performed the domestic companies held by the Fund.

The Fund’s Relative Performance

Consumer Discretionary companies were the most important contributor to the Fund’s performance relative to the Index over the year. The Fund’s Consumer Discretionary companies out-performed the corresponding sector within the Index and had a higher average weighting during the year.

Information Technology companies were the second most important contributor to the Fund’s relative performance. The Fund’s Information Technology companies out-performed the corresponding sector within the Index and had a higher average weighting during the year.

Health Care companies were the most important detractor from the Fund’s relative performance. The Fund’s Health Care companies under-performed the corresponding sector within the Index and had a lower average weighting during the year.

Consumer Staple companies also detracted from the Fund’s relative performance. The Fund’s Consumer Staple companies under-performed the corresponding sector within the Index.

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund’s principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     The companies included in the Russell 3000® Index are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on December 31, 2003

Average Annual Total Return for periods ended December 31, 2013

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	42.03%	20.43%	7.14%	10.92%	12/01/94	0.98%	0.98%
Class A - with sales charge	35.28%	19.26%	6.61%	10.64%	12/01/94	0.98%	0.98%
Class B†, **	36.75%	19.07%	6.51%	11.56%	05/01/84	1.95%	1.95%
Class C**	39.95%	19.47%	6.30%	6.43%	08/15/97	1.78%	1.78%
Class Y	42.40%	20.77%	7.46%	7.24%	09/18/97	0.74%	0.74%
Russell 3000® Index***	33.55%	18.71%	7.88%	9.93%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.

The performance data for Davis Opportunity Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which had a material impact on the investment performance, adding approximately 3% to the Fund’s total return in 2013. The rapid appreciation of the IPOs was an unusual occurrence and such performance may not continue in the future.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.

***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund’s Class A shares delivered a negative return of 1.52% on net asset value for the year ended December 31, 2013. Over the same time period, the Citigroup U.S. Treasury/Agency 1-3 Year Index (“Index”) returned 0.37%. The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less.

Factors Impacting the Fund’s Performance

The Fund’s performance was reduced1 by being more heavily invested in mortgage-backed securities than the Index. Mortgage-backed securities under-performed both treasuries and agencies over the year.

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund’s principal risks are: U.S. Government securities risk, repurchase agreement risk, variable current income risk, interest rate risk, inflation risk, extension and prepayment risk, credit risk, changes in debt rating risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     A contribution to or detraction from the Fund’s performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Citigroup U.S.
Treasury/Agency 1-3 Year Index over 10 years for an investment made on December 31, 2003

Average Annual Total Return for periods ended December 31, 2013

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(1.52)%	1.28%	2.10%	3.71%	12/01/94	0.81%	0.81%
Class A - with sales charge	(6.20)%	0.30%	1.60%	3.45%	12/01/94	0.81%	0.81%
Class B†, **	(6.43)%	(0.07)%	1.55%	4.96%	05/01/84	1.72%	1.72%
Class C**	(3.32)%	0.44%	1.31%	2.32%	08/19/97	1.63%	1.63%
Class Y	(1.34)%	1.48%	2.27%	3.06%	09/01/98	0.47%	0.47%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	0.37%	1.17%	2.64%	4.36%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance. Investments cannot be made directly in the Index.

The performance data for Davis Government Bond Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.

***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview

Davis Financial Fund’s Class A shares delivered a total return on net asset value of 31.45% for the year ended December 31, 2013. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 32.39%.

The Fund’s Absolute Performance

Diversified Financial companies were the most important contributor1 to the Fund’s absolute performance over the year. American Express2, Bank of New York Mellon, Visa, Oaktree Capital Group, and Julius Baer Group were among the most important contributors to performance. First Marblehead was among the most important detractors from performance.

Insurance companies were the second most important contributor to the Fund’s absolute performance. American International Group, Markel, and Everest Re Group were among the most important contributors to performance.

Banking companies also made positive contributions to the Fund’s absolute performance. Wells Fargo was among the most important contributors to performance. State Bank of India and ICICI Bank were among the most important detractors from performance.

Another important detractor from the Fund’s performance was Brookfield Property Partners.

The Fund had approximately 17% of its net assets invested in foreign companies at December 31, 2013. As a whole, those companies under-performed the domestic companies held by the Fund.

The Fund’s Relative Performance

The Fund under-performed the Index over the year. The Fund’s Financial holdings under-performed the corresponding sector3 within the Index. The Fund had a limited amount of assets invested in other sectors, which contributed to the Fund’s overall performance relative to the Index.

The Fund’s Diversified Financial holdings out-performed the corresponding industry group within the Index. Industry groups in which the Fund’s holdings under-performed the corresponding industry groups within the Index were: Banking and Insurance.

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund’s principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, focused portfolio risk, interest rate sensitivity risk, credit risk, fees and expenses risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

1     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

2     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

3     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the Standard & Poor’s 500®
Index over 10 years for an investment made on December 31, 2003

Average Annual Total Return for periods ended December 31, 2013

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	31.45%	18.08%	5.45%	12.03%	05/01/91	0.88%	0.88%
Class A - with sales charge	25.21%	16.93%	4.93%	11.79%	05/01/91	0.88%	0.88%
Class B†, **	25.97%	16.52%	4.73%	10.63%	12/27/94	1.99%	1.99%
Class C**	29.24%	17.00%	4.51%	5.59%	08/12/97	1.79%	1.79%
Class Y	31.71%	18.24%	5.60%	7.52%	03/10/97	0.71%	0.71%
S&P 500® Index***	32.39%	17.94%	7.41%	9.46%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Financial Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.

***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview

Davis Appreciation & Income Fund’s Class A shares delivered a total return on net asset value of 28.44% for the year ended December 31, 2013. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 32.39%. Common and preferred stocks strongly out-performed fixed income investments and this accounted for the majority of the Fund’s under-performance versus the Index. Every sector1 within the Index delivered positive returns. The sectors within the Index that turned in the strongest performance over the year were Consumer Discretionary and Health Care. The sectors that turned in the weakest (but still positive) performance over the year were Telecommunication Services and Utilities.

Factors Impacting the Fund’s Performance

The Fund’s common and preferred stock holdings were the most important contributor2 to the Fund’s performance over the year, although, on balance, they lagged behind the Index. Health Care and Industrial companies were the two most important contributors to the Fund’s absolute performance. The Fund’s Health Care companies out-performed, while the Fund’s Industrial companies under-performed the corresponding sectors within the Index. The Fund’s common stock holdings in Valeant Pharmaceuticals International3 and Universal Health Services were among the most important contributors to performance.

The Fund’s convertible and corporate bond holdings contributed to the Fund’s performance, but under-performed the Index. Among the most important contributors to performance were convertible bond holdings in United Rentals, United States Steel, Tyson Foods, and Intel. Among the most important detractors from performance were convertible bond holdings in School Specialty, Molycorp, and Digital Realty Trust. As a result of a bankruptcy filing, the Fund’s convertible bond holding in School Specialty was exchanged for new shares of common stock. The Fund no longer owns Tyson Foods or Digital Realty Trust convertible bonds.

Other important contributors to the Fund’s performance included common stock holdings in Twenty-First Century Fox, American Express, Kohl’s, and Citigroup. Other important detractors from the Fund’s performance included common stock holdings in ADFITECH, School Specialty, United States Steel, Fairchild Semiconductor International, and Molycorp. The Fund no longer owns United States Steel or Molycorp common stock.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund’s principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, foreign country risk, depositary receipts risk, convertible securities risk, preferred stock risk, bonds and other debt securities risk, interest rate risk, extension and prepayment risk, credit risk, changes in debt rating risk, variable current income risk, overburdened issuers risk, priority risk, difficult to resell risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the Standard &
Poor’s 500® Index over 10 years for an investment made on December 31, 2003

Average Annual Total Return for periods ended December 31, 2013

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	28.44%	18.35%	6.67%	8.90%	05/01/92	0.93%	0.93%
Class A - with sales charge	22.34%	17.20%	6.15%	8.65%	05/01/92	0.93%	0.93%
Class B†, **	23.26%	17.05%	6.01%	8.50%	02/03/95	1.88%	1.88%
Class C**	26.40%	17.38%	5.79%	5.15%	08/12/97	1.74%	1.74%
Class Y	28.70%	18.60%	6.92%	7.54%	11/13/96	0.75%	0.75%
S&P 500® Index***	32.39%	17.94%	7.41%	9.35%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Davis Appreciation & Income Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.

***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview

Davis Real Estate Fund’s Class A shares delivered a negative return of 1.67% on net asset value for the year ended December 31, 2013. Over the same time period, the Wilshire U.S. Real Estate Securities Index (“Index”) returned 2.15%. Every sub-industry1 within the Index, except for Residential REITs, delivered positive returns. The sub-industries within the Index that turned in the strongest performance over the year were Hotels, Resorts & Cruises Lines, Real Estate Operating Companies, and Diversified REITs. The sub-industries within the Index that turned in the weakest performance over the year were Residential REITs, Retail REITs, and Office REITs.

The Fund’s Absolute Performance

Specialized REITs were the most important contributor2 to the Fund’s absolute performance over the year. LaSalle Hotel Properties3, Host Hotels & Resorts, and Public Storage were among the most important contributors to performance. The Fund no longer owns Public Storage.

Real Estate Operating Companies were the second most important contributor to the Fund’s absolute performance. Forest City Enterprises was among the most important contributors to performance.

Residential REITs were the most important detractor from the Fund’s absolute performance. American Campus Communities, AvalonBay Communities, Education Realty Trust, Post Properties, and Campus Crest Communities were among the most important detractors from performance.

Retail REITs were the second most important detractor from the Fund’s absolute performance. Kimco Realty was among the most important contributors to performance. Taubman Centers, Simon Property Group, and CBL & Associates Properties were among the most important detractors from performance. The Fund no longer owns Kimco Realty.

Office REITs were the third most important detractor from the Fund’s absolute performance. SL Green Realty, BioMed Realty Trust, and Alexandria Real Estate Equities were among the most important contributors to performance. Digital Realty Trust was among the most important detractors from performance.

Other important contributors to the Fund’s absolute performance included Vornado Realty Trust and SBA Communications.

The Fund’s Relative Performance

Office REITs were the most important detractor from the Fund’s performance relative to the Index over the year. The Fund’s Office REITs under-performed the corresponding sub-industry within the Index and had a higher average weighting during the year.

Residential REITs were another important detractor from the Fund’s relative performance. The Fund’s Residential REITs under-performed the corresponding sub-industry within the Index and had a higher average weighting during the year.

Real Estate Operating Companies were the most important contributor to the Fund’s relative performance. The Fund’s Real Estate Operating Companies (consisting only of Forest City Enterprises) out-performed the corresponding sub-industry within the Index and had a higher average weighting during the year.

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund’s principal risks are: stock market risk, manager risk, common stock risk, large- capitalization companies risk, mid- and small-capitalization companies risk, headline risk, real estate risk, focused portfolio risk, foreign country risk, depositary receipts risk, variable current income risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1     The companies included in the Wilshire U.S. Real Estate Securities Index are divided into eight sub-industries.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2003

Average Annual Total Return for periods ended December 31, 2013

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(1.67)%	14.80%	6.18%	9.38%	01/03/94	0.98%	0.98%
Class A - with sales charge	(6.34)%	13.68%	5.66%	9.12%	01/03/94	0.98%	0.98%
Class B†, **	(6.60)%	13.31%	5.54%	9.13%	12/27/94	2.06%	2.06%
Class C**	(3.51)%	13.85%	5.35%	6.24%	08/13/97	1.85%	1.85%
Class Y	(1.45)%	15.16%	6.54%	8.61%	11/08/96	0.76%	0.76%
S&P 500® Index***	32.39%	17.94%	7.41%	9.23%
Wilshire U.S. Real Estate Securities Index***	2.15%	16.81%	8.41%	10.14%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.

The performance data for Davis Real Estate Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.

***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/13 Net Assets)		(% of 12/31/13 Stock Holdings)

			Fund	Russell 3000®
Common Stock (U.S.)	79.39%	Information Technology	26.60%	18.17%
Common Stock (Foreign)	16.49%	Health Care	13.39%	12.62%
Stock Warrants	0.67%	Retailing	10.34%	4.60%
Short-Term Investments	3.70%	Transportation	7.67%	2.08%
Other Assets & Liabilities	(0.25)%	Diversified Financials	7.13%	7.52%
	100.00%	Capital Goods	6.54%	8.64%
		Media	6.27%	3.81%
		Banks	4.85%	3.47%
		Materials	4.14%	3.83%
		Insurance	3.32%	3.21%
		Consumer Durables & Apparel	2.60%	1.63%
		Other	2.21%	14.34%
		Food, Beverage & Tobacco	1.83%	4.59%
		Energy	1.83%	9.29%
		Consumer Services	1.28%	2.20%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/13 Net Assets)

Google Inc., Class A	Software & Services	8.37%
UnitedHealth Group Inc.	Heath Care Equipment & Services	5.01%
Berkshire Hathaway Inc., Class B	Diversified Financial Services	4.79%
Liberty Global PLC, Series C	Media	4.50%
Laboratory Corp. of America Holdings	Heath Care Equipment & Services	4.31%
Vipshop Holdings Ltd., ADS	Retailing	4.15%
Wesco Aircraft Holdings, Inc.	Transportation	3.78%
PACCAR Inc.	Capital Goods	2.86%
Wells Fargo & Co.	Commercial Banks	2.83%
Textron Inc.	Capital Goods	2.65%

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2013

New Positions Added (01/01/13-12/31/13)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/13 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/13 Net Assets
58.com Inc., Class A, ADR	Software & Services	10/31/13	0.16%
Altera Corp.	Semiconductors & Semiconductor
	Equipment	01/25/13	0.24%
Applied Materials, Inc.	Semiconductors & Semiconductor
	Equipment	01/25/13	0.39%
ASAC II L.P., Private Placement	Software & Services	10/10/13	1.49%
Boeing Co.	Capital Goods	02/12/13	–
C.H. Robinson Worldwide, Inc.	Transportation	04/12/13	0.39%
Colgate-Palmolive Co.	Household & Personal Products	08/01/13	0.95%
Diagnosticos da America S.A.	Health Care Equipment & Services	04/03/13	0.19%
DISH Network Corp., Class A	Media	08/01/13	0.57%
Experian PLC	Commercial & Professional Services	09/05/13	0.89%
Laboratory Corp. of America Holdings	Health Care Equipment & Services	01/25/13	4.31%
Lafarge S.A.	Materials	08/28/13	1.04%
Las Vegas Sands Corp.	Consumer Services	08/01/13	1.23%
Liberty Global PLC, Series C	Media	06/03/13	4.50%
Lowe's Cos, Inc.	Retailing	08/01/13	1.13%
Motorola Solutions, Inc.	Technology Hardware & Equipment	01/25/13	–
NIKE, Inc., Class B	Consumer Durables & Apparel	08/01/13	0.82%
Priceline.com Inc.	Retailing	08/01/13	2.10%
Qihoo 360 Technology Co. Ltd.,
Class A, ADR	Software & Services	12/18/13	1.04%
Salesforce.com, Inc.	Software & Services	08/02/13	0.55%
Sherwin-Williams Co.	Materials	08/01/13	0.46%
SINA Corp.	Software & Services	04/26/13	1.27%
Springleaf Holdings Inc.	Consumer Finance	10/15/13	0.24%
Textron Inc.	Capital Goods	07/05/13	2.65%
Time Warner Cable Inc.	Media	10/10/13	0.98%
TJX Cos, Inc.	Retailing	08/01/13	0.53%
TransDigm Group, Inc.	Capital Goods	09/26/13	0.80%
Twitter, Inc.	Software & Services	11/07/13	1.95%
Unilever N.V., NY Shares	Food, Beverage & Tobacco	08/01/13	0.88%
UnitedHealth Group Inc.	Health Care Equipment & Services	01/29/13	5.01%
WellPoint, Inc.	Health Care Equipment & Services	11/08/13	0.74%
Wesco Aircraft Holdings, Inc.	Transportation	05/23/13	3.78%
zulily, inc., Class A	Retailing	11/15/13	1.39%

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2013

Positions Closed (01/01/13-12/31/13)
(Gains and losses greater than $2,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
3M Co.	Capital Goods	12/17/13	$1,519,783
America Movil S.A.B. de C.V.,
Series L, ADR	Telecommunication Services	10/01/13	(644,172)
Automatic Data Processing, Inc.	Software & Services	07/25/13	1,017,512
Boeing Co.	Capital Goods	11/06/13	1,320,182
CETIP S.A. - Mercados Organizados, Stock Rights	Capital Markets	06/13/13	5
Coca-Cola Co.	Food, Beverage & Tobacco	11/06/13	3,371,619
Cummins Inc.	Capital Goods	08/01/13	619,549
CVS Caremark Corp.	Food & Staples Retailing	11/12/13	1,273,422
Deere & Co.	Capital Goods	10/04/13	403,916
Eli Lilly and Co.	Pharmaceuticals, Biotechnology &
	Life Sciences	07/24/13	1,485,626
Emerson Electric Co.	Capital Goods	07/26/13	1,238,137
Exxon Mobil Corp.	Energy	07/25/13	1,329,007
Groupon, Inc.	Retailing	06/20/13	(4,455,159)
Heineken Holding N.V.	Food, Beverage & Tobacco	06/12/13	376,605
JPMorgan Chase & Co.	Diversified Financial Services	11/08/13	2,436,540
Kellogg Co.	Food, Beverage & Tobacco	09/10/13	462,276
Medtronic, Inc.	Health Care Equipment & Services	07/25/13	2,881,351
Motorola Solutions, Inc.	Technology Hardware & Equipment	05/23/13	(16,364)
Nielsen Holdings N.V.	Commercial & Professional Services	07/08/13	3,487,336
Noble Energy, Inc.	Energy	07/25/13	734,721
Nokia Oyj, ADR	Technology Hardware & Equipment	01/25/13	(217,799)
Oaktree Capital Group LLC, Class A	Capital Markets	08/06/13	2,785,318
Procter & Gamble Co.	Household & Personal Products	09/10/13	1,021,736
Sysco Corp.	Food & Staples Retailing	07/24/13	1,098,510
Techne Corp.	Pharmaceuticals, Biotechnology &
	Life Sciences	06/12/13	(32,393)
Tiffany & Co.	Retailing	07/25/13	1,474,568
Wal-Mart Stores, Inc.	Food & Staples Retailing	12/20/13	1,597,353
Walt Disney Co.	Media	11/06/13	8,162,104

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/13 Net Assets)		(% of 12/31/13 Fixed Income)

Fixed Income	94.69%	Collateralized Mortgage Obligations	68.32%
Short-Term Investments	5.42%	Fannie Mae Mortgage Pools	21.87%
Other Assets & Liabilities	(0.11)%	Freddie Mac Mortgage Pools	7.53%
	100.00%	Ginnie Mae Mortgage Pools	2.00%
		Other Agencies	0.28%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund’s 12/31/13 Net Assets)

Fannie Mae, 3.00%, 02/25/43	Collateralized Mortgage Obligations	4.82%
Ginnie Mae, 2.00%, 11/16/27	Collateralized Mortgage Obligations	4.39%
Fannie Mae, 2.50%, 11/01/22, Pool No. AQ4765	Fannie Mae Mortgage Pools	4.36%
Fannie Mae, 3.50%, 12/25/31	Collateralized Mortgage Obligations	4.35%
Fannie Mae, 2.00%, 01/25/28	Collateralized Mortgage Obligations	4.35%
Fannie Mae, 4.00%, 02/01/30, Pool No. MA0329	Fannie Mae Mortgage Pools	3.90%
Freddie Mac, 4.50%, 02/15/19	Collateralized Mortgage Obligations	3.21%
Fannie Mae, 2.50%, 10/01/27, Pool No. AP9869	Fannie Mae Mortgage Pools	2.89%
Freddie Mac, 3.00%, 10/15/26	Collateralized Mortgage Obligations	2.86%
Fannie Mae, 3.00%, 10/25/42	Collateralized Mortgage Obligations	2.78%

DAVIS GOVERNMENT MONEY MARKET FUND

Portfolio Composition		Maturity Diversification
(% of Fund’s 12/31/13 Net Assets)		(% of 12/31/13 Portfolio Holdings)

Repurchase Agreements	28.17%	0-30 Days	61.30%
Federal Home Loan Bank	25.03%	31-90 Days	16.78%
Federal Farm Credit Bank	12.03%	91-180 Days	8.66%
Fannie Mae	11.78%	181-397 Days	13.26%
Freddie Mac	8.05%		100.00%
Other Agencies	0.60%
Other Assets & Liabilities	14.34%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities’ variable rates. See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/13 Net Assets)		(% of 12/31/13 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	81.48%	Diversified Financials	45.76%	8.44%
Common Stock (Foreign)	16.57%	Insurance	29.49%	3.01%
Short-Term Investments	2.49%	Banks	13.83%	2.85%
Other Assets & Liabilities	(0.54)%	Food & Staples Retailing	3.42%	2.34%
	100.00%	Information Technology	2.92%	18.63%
		Energy	2.88%	10.28%
		Retailing	1.58%	4.48%
		Real Estate	0.12%	1.88%
		Health Care	–	12.95%
		Capital Goods	–	8.29%
		Other	–	26.85%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/13 Net Assets)

American Express Co.	Consumer Finance	12.68%
Wells Fargo & Co.	Commercial Banks	8.67%
Bank of New York Mellon Corp.	Capital Markets	6.19%
Markel Corp.	Property & Casualty Insurance	5.79%
American International Group, Inc.	Multi-line Insurance	5.40%
Julius Baer Group Ltd.	Capital Markets	5.15%
Visa Inc., Class A	Diversified Financials Services	5.02%
Oaktree Capital Group LLC, Class A	Capital Markets	4.70%
Everest Re Group, Ltd.	Reinsurance	4.58%
Alleghany Corp.	Reinsurance	4.47%

New Positions Added (01/01/13-12/31/13)
NONE

Positions Closed (01/01/13-12/31/13)
NONE

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/13 Net Assets)		(% of 12/31/13 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	65.46%	Materials	16.14%	3.50%
Common Stock (Foreign)	6.81%	Capital Goods	13.57%	8.29%
Convertible Bonds	20.36%	Energy	10.44%	10.28%
Convertible Preferred Stock	4.63%	Diversified Financials	10.02%	8.44%
Corporate Bonds (U.S.)	1.35%	Information Technology	9.38%	18.63%
Corporate Bonds (Foreign)	0.35%	Health Care	7.79%	12.95%
Short-Term Investments	0.79%	Retailing	6.82%	4.48%
Other Assets & Liabilities	0.25%	Real Estate	4.86%	1.88%
	100.00%	Utilities	4.32%	2.92%
		Commercial & Professional Services	3.39%	0.68%
		Media	3.37%	3.71%
		Food, Beverage & Tobacco	3.16%	5.26%
		Food & Staples Retailing	2.54%	2.34%
		Transportation	2.31%	1.97%
		Other	1.89%	14.67%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/13 Net Assets)

United States Steel Corp., Conv. Sr. Notes, 2.75%, 04/01/19	Materials	5.43%
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	Semiconductors & Semiconductor Equipment	5.05%
Allegheny Technologies, Inc.	Materials	4.30%
Kohl's Corp.	Retailing	4.26%
Quanta Services, Inc.	Capital Goods	3.86%
Universal Health Services, Inc., Class B	Health Care Equipment & Services	3.84%
Devon Energy Corp.	Energy	3.79%
Citigroup Inc.	Diversified Financial Services	3.53%
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	3.52%
Waste Connections, Inc.	Commercial & Professional Services	3.36%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2013

New Positions Added (01/01/13-12/31/13)
(Highlighted positions are those greater than 5.00% of the Fund’s 12/31/13 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/13 Net Assets
Forest City Enterprises, Inc., Class A	Real Estate	04/01/13	1.42%
Molycorp, Inc., Conv. Sr. Notes,
5.50%, 02/01/18	Materials	01/25/13	–
United States Steel Corp., Conv. Sr. Notes,
2.75%, 04/01/19	Materials	04/01/13	5.43%

Positions Closed (01/01/13-12/31/13)
(Gains and losses greater than $4,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
ADFITECH, Inc., Sr. Bond,
8.00%, 03/15/20	Consumer Finance	09/30/13	$23,990
Alexandria Real Estate Equities, Inc., 7.00%,
Series D, Cum. Conv. Pfd.	Real Estate	05/14/13	4,466,323
Allegheny Technologies, Inc., Conv. Sr.
Notes, 4.25%, 06/01/14	Materials	01/16/13	(2,008,865)
Digital Realty Trust, L.P., 144A Conv.
Sr. Notes, 5.50%, 04/15/29	Real Estate	07/29/13	690,832
Forest City Enterprises, Inc., Conv.
Sr. Notes, 3.625%, 10/15/14	Real Estate	04/01/13	1,912,805
Intel Corp.	Semiconductors & Semiconductor
	Equipment	07/16/13	480,752
Molycorp, Inc.	Materials	10/02/13	(4,299,395)
Molycorp, Inc., Conv. Sr. Notes,
5.50%, 02/01/18	Materials	01/29/13	42,600
Molycorp, Inc., Sr. Notes,
10.00%, 06/01/20	Materials	10/16/13	(7,250)
News Corp., Class A	Media	12/17/13	464,382
Tyson Foods, Inc., Conv. Sr. Notes,
3.25%, 10/15/13	Food, Beverage & Tobacco	09/06/13	7,176,542
United States Steel Corp.	Materials	12/19/13	(287,102)
United States Steel Corp., Conv. Sr. Notes,
4.00%, 05/15/14	Materials	01/30/13	(2,253,689)

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/13 Net Assets)		(% of 12/31/13 Long-Term Portfolio)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock (U.S.)	91.21%	Retail REITs	23.10%	24.59%
Common Stock (Foreign)	1.29%	Residential REITs	22.27%	17.46%
Convertible Bonds	3.53%	Office REITs	18.62%	15.05%
Preferred Stock	0.43%	Specialized REITs	16.46%	27.97%
Short-Term Investments	3.19%	Diversified REITs	6.93%	7.61%
Other Assets & Liabilities	0.35%	Real Estate Operating Companies	6.23%	1.65%
	100.00%	Industrial REITs	3.44%	5.39%
		Telecommunication Services	1.76%	–
		Diversified Real Estate Activities	1.19%	–
		Hotels, Resorts & Cruise Lines	–	0.28%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/13 Net Assets)

Simon Property Group, Inc.	Retail REITs	7.31%
AvalonBay Communities, Inc.	Residential REITs	6.37%
Forest City Enterprises, Inc., Class A	Real Estate Operating Companies	5.27%
American Campus Communities, Inc.	Residential REITs	5.07%
American Tower Corp.	Specialized REITs	4.00%
Essex Property Trust, Inc.	Residential REITs	3.95%
Boston Properties, Inc.	Office REITs	3.81%
Ventas, Inc.	Specialized REITs	3.55%
Alexandria Real Estate Equities, Inc.	Office REITs	3.20%
Federal Realty Investment Trust	Retail REITs	2.96%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2013

New Positions Added (01/01/13-12/31/13)
(Highlighted positions are those greater than 1.80% of the Fund’s 12/31/13 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/13 Net Assets
Acadia Realty Trust	Retail REITs	05/06/13	1.98%
Alexander & Baldwin Inc.	Diversified Real Estate Activities	11/20/13	1.14%
British Land Co. PLC	Diversified REITs	04/10/13	0.43%
Campus Crest Communities, Inc.	Residential REITs	03/01/13	0.90%
Colonial Properties Trust	Residential REITs	03/08/13	–
Cousins Properties, Inc.	Diversified REITs	07/31/13	0.40%
CubeSmart	Specialized REITs	11/22/13	1.90%
Equity Lifestyle Properties, Inc.	Residential REITs	10/23/13	1.18%
General Growth Properties, Inc.	Retail REITs	01/31/13	2.62%
Hammerson PLC	Retail REITs	04/10/13	0.32%
Land Securities Group PLC	Diversified REITs	04/10/13	0.53%
Liberty Property Trust	Diversified REITs	01/03/13	2.50%
Prologis, Inc.	Industrial REITs	09/05/13	–
SBA Communications Corp., Class A	Telecommunication Services	01/31/13	1.70%
Sunstone Hotel Investors, Inc.	Specialized REITs	01/31/13	–
Tanger Factory Outlet Centers, Inc.	Retail REITs	08/07/13	1.87%

Positions Closed (01/01/13-12/31/13)
(Gains and losses greater than $1,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Alexandria Real Estate Equities, Inc., 7.00%,
Series D, Cum. Conv. Pfd.	Office REITs	05/14/13	$7,635,304
Brandywine Realty Trust	Office REITs	01/07/13	95,414
BRE Properties, Inc.	Residential REITs	12/20/13	578,156
CBL & Associates Properties, Inc., 7.375%,
Series D, Pfd.	Retail REITs	06/26/13	1,662,068
Colonial Properties Trust	Residential REITs	06/21/13	(66,209)
Digital Realty Trust, Inc.	Office REITs	11/06/13	(440,558)
Equity Residential	Residential REITs	05/21/13	76,551
Home Properties, Inc.	Residential REITs	02/06/13	(48,448)
Kimco Realty Corp.	Retail REITs	04/10/13	1,420,056
Macerich Co.	Retail REITs	02/06/13	498,384
Prologis, Inc.	Industrial REITs	10/24/13	147,644
Prologis, Inc., 6.75%, Series M, Pfd.	Industrial REITs	04/19/13	2,161,761
Public Storage	Specialized REITs	11/22/13	1,316,748
Rayonier Inc.	Specialized REITs	11/08/13	1,896,768
Sunstone Hotel Investors, Inc.	Specialized REITs	07/29/13	167,768
Taubman Centers, Inc., 6.50%, Series J, Pfd.	Retail REITs	06/25/13	(45,785)

DAVIS SERIES, INC.	Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2013.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/13)	(12/31/13)	(07/01/13-12/31/13)

Davis Opportunity Fund
Class A (annualized expense ratio 0.96%**)
Actual	$1,000.00	$1,190.51	$5.30
Hypothetical	$1,000.00	$1,020.37	$4.89
Class B (annualized expense ratio 1.93%**)
Actual	$1,000.00	$1,185.22	$10.63
Hypothetical	$1,000.00	$1,015.48	$9.80
Class C (annualized expense ratio 1.76%**)
Actual	$1,000.00	$1,185.81	$9.70
Hypothetical	$1,000.00	$1,016.33	$8.94
Class Y (annualized expense ratio 0.73%**)
Actual	$1,000.00	$1,191.94	$4.03
Hypothetical	$1,000.00	$1,021.53	$3.72

Davis Government Bond Fund
Class A (annualized expense ratio 0.85%**)
Actual	$1,000.00	$998.81	$4.28
Hypothetical	$1,000.00	$1,020.92	$4.33
Class B (annualized expense ratio 1.74%**)
Actual	$1,000.00	$994.46	$8.75
Hypothetical	$1,000.00	$1,016.43	$8.84
Class C (annualized expense ratio 1.65%**)
Actual	$1,000.00	$994.50	$8.29
Hypothetical	$1,000.00	$1,016.89	$8.39
Class Y (annualized expense ratio 0.48%**)
Actual	$1,000.00	$1,000.75	$2.42
Hypothetical	$1,000.00	$1,022.79	$2.45

Davis Government Money Market Fund
Class A, B, C, and Y (annualized expense ratio 0.10%**)
Actual	$1,000.00	$1,000.00	$0.50
Hypothetical	$1,000.00	$1,024.70	$0.51

Davis Financial Fund
Class A (annualized expense ratio 0.88%**)
Actual	$1,000.00	$1,143.75	$4.76
Hypothetical	$1,000.00	$1,020.77	$4.48
Class B (annualized expense ratio 1.98%**)
Actual	$1,000.00	$1,136.88	$10.66
Hypothetical	$1,000.00	$1,015.22	$10.06
Class C (annualized expense ratio 1.78%**)
Actual	$1,000.00	$1,138.06	$9.59
Hypothetical	$1,000.00	$1,016.23	$9.05
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$1,144.73	$3.84
Hypothetical	$1,000.00	$1,021.63	$3.62

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/13)	(12/31/13)	(07/01/13-12/31/13)

Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.92%**)
Actual	$1,000.00	$1,170.45	$5.03
Hypothetical	$1,000.00	$1,020.57	$4.69
Class B (annualized expense ratio 1.87%**)
Actual	$1,000.00	$1,164.79	$10.20
Hypothetical	$1,000.00	$1,015.78	$9.50
Class C (annualized expense ratio 1.73%**)
Actual	$1,000.00	$1,165.34	$9.44
Hypothetical	$1,000.00	$1,016.48	$8.79
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$1,171.44	$4.05
Hypothetical	$1,000.00	$1,021.48	$3.77

Davis Real Estate Fund
Class A (annualized expense ratio 0.98%**)
Actual	$1,000.00	$965.83	$4.86
Hypothetical	$1,000.00	$1,020.27	$4.99
Class B (annualized expense ratio 2.06%**)
Actual	$1,000.00	$960.41	$10.18
Hypothetical	$1,000.00	$1,014.82	$10.46
Class C (annualized expense ratio 1.85%**)
Actual	$1,000.00	$961.64	$9.15
Hypothetical	$1,000.00	$1,015.88	$9.40
Class Y (annualized expense ratio 0.76%**)
Actual	$1,000.00	$967.02	$3.77
Hypothetical	$1,000.00	$1,021.37	$3.87

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (95.88%)
CONSUMER DISCRETIONARY – (19.77%)
Consumer Durables & Apparel – (2.51%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	55,900	$5,564,621
Hunter Douglas N.V. (Netherlands)	72,060	3,261,472
NIKE, Inc., Class B	54,520	4,287,453
		13,113,546
Consumer Services – (1.23%)
Las Vegas Sands Corp.	81,650	6,439,736
Media – (6.05%)
DISH Network Corp., Class A *	51,900	3,005,270
Liberty Global PLC, Series C *	278,590	23,499,066
Time Warner Cable Inc.	37,800	5,121,900
		31,626,236
Retailing – (9.98%)
Lowe's Cos, Inc.	119,370	5,914,784
Netflix Inc. *	9,550	3,515,880
Priceline.com Inc. *	9,455	10,988,554
TJX Cos, Inc.	43,740	2,787,550
Vipshop Holdings Ltd., ADS (China)*	259,530	21,717,470
zulily, inc., Class A *	175,000	7,246,750
		52,170,988
	Total Consumer Discretionary	103,350,506
CONSUMER STAPLES – (3.02%)
Food & Staples Retailing – (0.30%)
Brasil Pharma S.A. (Brazil)*	553,100	1,584,807
Food, Beverage & Tobacco – (1.77%)
Diageo PLC (United Kingdom)	74,190	2,457,098
Philip Morris International Inc.	25,150	2,191,320
Unilever N.V., NY Shares (Netherlands)	114,290	4,597,887
		9,246,305
Household & Personal Products – (0.95%)
Colgate-Palmolive Co.	75,950	4,952,699
	Total Consumer Staples	15,783,811
ENERGY – (1.77%)
Schlumberger Ltd.	102,550	9,240,781
	Total Energy	9,240,781
FINANCIALS – (14.10%)
Banks – (4.01%)
Commercial Banks – (4.01%)
U.S. Bancorp	152,760	6,171,504
Wells Fargo & Co.	325,960	14,798,584
		20,970,088
Diversified Financials – (6.88%)
Capital Markets – (1.85%)
CETIP S.A. - Mercados Organizados (Brazil)	199,800	2,049,448
Charles Schwab Corp.	293,020	7,618,520
		9,667,968
Consumer Finance – (0.24%)
Springleaf Holdings Inc. *	50,150	1,267,792

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (4.79%)
Berkshire Hathaway Inc., Class B *	211,411	$25,064,888
		36,000,648
Insurance – (3.21%)
Multi-line Insurance – (0.59%)
Loews Corp.	64,140	3,094,114
Property & Casualty Insurance – (2.62%)
Chubb Corp.	45,260	4,373,474
Markel Corp. *	16,035	9,305,912
		13,679,386
		16,773,500
	Total Financials	73,744,236
HEALTH CARE – (12.93%)
Health Care Equipment & Services – (11.32%)
Diagnosticos da America S.A. (Brazil)	163,600	1,009,649
IDEXX Laboratories, Inc. *	52,130	5,546,111
Laboratory Corp. of America Holdings *	246,610	22,532,756
UnitedHealth Group Inc.	348,100	26,211,930
WellPoint, Inc.	41,900	3,871,141
		59,171,587
Pharmaceuticals, Biotechnology & Life Sciences – (1.61%)
Agilent Technologies, Inc.	28,234	1,614,702
Johnson & Johnson	74,330	6,807,885
		8,422,587
	Total Health Care	67,594,174
INDUSTRIALS – (14.61%)
Capital Goods – (6.31%)
PACCAR Inc.	253,040	14,971,111
Textron Inc.	376,230	13,830,215
TransDigm Group, Inc. *	26,030	4,191,351
		32,992,677
Commercial & Professional Services – (0.89%)
Experian PLC (United Kingdom)	253,100	4,669,007
Transportation – (7.41%)
C.H. Robinson Worldwide, Inc.	34,500	2,012,902
Expeditors International of Washington, Inc.	64,650	2,860,439
FedEx Corp.	36,440	5,238,979
Kuehne & Nagel International AG (Switzerland)	67,166	8,816,926
Wesco Aircraft Holdings, Inc. *	902,650	19,786,088
		38,715,334
	Total Industrials	76,377,018
INFORMATION TECHNOLOGY – (25.68%)
Semiconductors & Semiconductor Equipment – (2.69%)
Altera Corp.	38,800	1,261,970
Applied Materials, Inc.	116,400	2,058,534
Intel Corp.	70,700	1,835,018

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2013

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Semiconductors & Semiconductor Equipment – (Continued)
Texas Instruments Inc.	202,950	$8,910,520
		14,066,042
Software & Services – (22.36%)
58.com Inc., Class A, ADR (China)*	22,050	845,397
Angie's List Inc. *	678,145	10,287,460
ASAC II L.P., Private Placement *(a)	6,900,000	7,781,130
Google Inc., Class A *	39,033	43,735,696
International Business Machines Corp.	5,344	1,002,374
Microsoft Corp.	281,850	10,548,236
Oracle Corp.	141,250	5,404,225
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	66,500	5,456,325
Salesforce.com, Inc. *	52,350	2,889,196
SAP AG, ADR (Germany)	61,661	5,373,140
SINA Corp. (China)*	79,000	6,655,750
Twitter, Inc. *	160,540	10,218,371
Youku Tudou Inc., ADR (China)*	220,830	6,691,149
		116,888,449
Technology Hardware & Equipment – (0.63%)
Hewlett-Packard Co.	118,184	3,306,788
	Total Information Technology	134,261,279
MATERIALS – (4.00%)
Air Products and Chemicals, Inc.	31,620	3,534,484
Lafarge S.A. (France)	72,800	5,455,220
Sherwin-Williams Co.	13,130	2,409,355
Sigma-Aldrich Corp.	101,080	9,504,047
	Total Materials	20,903,106
TOTAL COMMON STOCK – (Identified cost $351,802,525)		501,254,911
STOCK WARRANTS – (0.67%)
FINANCIALS – (0.67%)
Banks – (0.67%)
Commercial Banks – (0.67%)
Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	220,450	3,489,723
TOTAL STOCK WARRANTS – (Identified cost $1,764,508)		3,489,723

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2013

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (3.70%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.01%, 01/02/14, dated 12/31/13, repurchase value of $7,575,004 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-2.25%, 05/29/14-05/31/14, total market value $7,726,500)	$7,575,000	$7,575,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.02%, 01/02/14, dated 12/31/13, repurchase value of $11,797,013 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.00%, 03/01/43-12/01/43, total market value $12,032,940)	11,797,000	11,797,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $19,372,000)		19,372,000
Total Investments – (100.25%) – (Identified cost $372,939,033) – (b)		524,116,634
Liabilities Less Other Assets – (0.25%)		(1,316,574)
	Net Assets – (100.00%)	$522,800,060

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $379,075,968. At December 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$151,102,976
Unrealized depreciation	(6,062,310)
Net unrealized appreciation	$145,040,666

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2013

	Principal	Value (Note 1)
MORTGAGES – (94.43%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (64.70%)
Fannie Mae, 4.50%, 01/25/14	$38	$38
Fannie Mae, 4.00%, 01/25/19	186,154	188,482
Fannie Mae, 4.00%, 02/25/19	781,251	822,187
Fannie Mae, 4.00%, 07/25/23	616,648	644,908
Fannie Mae, 4.00%, 11/25/23	413,684	431,808
Fannie Mae, 2.00%, 01/25/28	4,500,309	4,393,515
Fannie Mae, 4.5088%, 06/25/29 (a)	1,500,000	1,598,951
Fannie Mae, 3.50%, 12/25/31	4,307,119	4,398,797
Fannie Mae, 0.6646%, 06/25/32 (a)	162,175	163,482
Fannie Mae, 3.50%, 09/25/36	363,523	377,051
Fannie Mae, 0.3646%, 02/25/37 (a)	43,773	43,429
Fannie Mae, 0.4146%, 03/25/37 (a)	396,251	395,749
Fannie Mae, 0.5146%, 07/25/37 (a)	444,205	443,307
Fannie Mae, 0.6646%, 06/25/38 (a)	279,671	281,147
Fannie Mae, 4.50%, 12/25/41	451,484	466,977
Fannie Mae, 3.00%, 10/25/42	2,749,509	2,811,064
Fannie Mae, 3.00%, 02/25/43	4,802,892	4,869,970
Fannie Mae Whole Loan, 5.31%, 08/25/33	153,729	155,771
Fannie Mae Whole Loan, 5.09%, 11/25/43	1,860,327	1,931,037
Fannie Mae Whole Loan, 6.2939%, 08/25/47 (a)	473,202	534,893
Freddie Mac, 3.50%, 01/15/18	62,929	64,053
Freddie Mac, 4.50%, 05/15/18	1,680,985	1,775,446
Freddie Mac, 1.50%, 07/15/18	382,111	384,867
Freddie Mac, 4.50%, 07/15/18	489,863	518,151
Freddie Mac, 4.00%, 10/15/18	1,651,988	1,735,782
Freddie Mac, 4.50%, 02/15/19	3,059,417	3,246,542
Freddie Mac, 4.50%, 09/15/23	468,666	489,177
Freddie Mac, 3.50%, 02/15/24	992,681	1,036,090
Freddie Mac, 3.50%, 07/15/24	526,448	548,292
Freddie Mac, 5.00%, 01/15/25	2,000,000	2,218,097
Freddie Mac, 4.00%, 01/15/26	1,510,357	1,583,519
Freddie Mac, 3.00%, 10/15/26	2,775,495	2,893,512
Freddie Mac, 4.00%, 01/15/28	1,052,196	1,082,994
Freddie Mac, 4.50%, 04/15/32	595,163	604,029
Freddie Mac, 4.50%, 08/15/36	629,641	669,238
Freddie Mac, 4.00%, 03/15/37	1,814,064	1,909,862
Freddie Mac, 4.00%, 01/15/38	2,637,118	2,734,059
Freddie Mac, 3.00%, 06/15/39	548,737	557,675
Freddie Mac, 2.50%, 09/15/40	663,495	676,652
Freddie Mac Structured Pass-Through, 6.50%, 02/25/43	638,433	747,136
Ginnie Mae, 2.00%, 11/16/27	4,570,390	4,434,385
Ginnie Mae, 4.00%, 05/20/33	2,373,244	2,457,185
Ginnie Mae, 3.00%, 09/16/34	1,500,000	1,536,973
Ginnie Mae, 3.536%, 09/16/35	812,959	824,906
Ginnie Mae, 3.421%, 11/16/35	899,487	901,603
Ginnie Mae, 3.50%, 07/20/36	972,949	1,011,172

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2013

	Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
COLLATERALIZED MORTGAGE OBLIGATIONS – (CONTINUED)
Ginnie Mae, 5.4284%, 12/16/36 (a)	$123,248	$127,516
Ginnie Mae, 3.00%, 06/20/38	1,113,071	1,141,155
Ginnie Mae, 2.7166%, 02/16/44	2,497,415	2,529,608
	Total Collateralized Mortgage Obligations	65,392,239
FANNIE MAE POOLS – (20.71%)
4.828%, 01/01/15, Pool No. 725788	423,535	433,992
6.00%, 09/01/17, Pool No. 665776	560,108	598,814
4.50%, 03/01/18, Pool No. AJ0354	687,505	718,209
5.00%, 03/01/18, Pool No. 357369	218,425	233,022
4.50%, 08/01/18, Pool No. 254833	480,548	512,596
3.50%, 01/01/21, Pool No. MA0629	1,279,025	1,356,232
2.50%, 11/01/22, Pool No. AQ4765	4,320,605	4,405,953
3.00%, 12/01/23, Pool No. MA1691	2,480,322	2,576,445
2.50%, 10/01/27, Pool No. AP9869	2,938,446	2,920,275
4.00%, 02/01/30, Pool No. MA0329	3,757,031	3,942,414
6.50%, 07/01/32, Pool No. 635069	96,990	106,505
2.029%, 01/01/36, Pool No. 848973 (b)	234,310	242,088
5.616%, 04/01/36, Pool No. 851605 (b)	285,805	305,258
6.00%, 09/01/37, Pool No. 888796	331,980	370,298
6.116%, 10/01/37, Pool No. AL1846 (b)	2,086,159	2,205,997
	Total Fannie Mae Pools	20,928,098
FREDDIE MAC POOLS – (7.13%)
5.50%, 12/01/18, Pool No. G11684	324,434	344,148
3.50%, 03/01/21, Pool No. J14793	1,035,832	1,088,733
5.50%, 11/01/21, Pool No. G12454	479,314	509,488
5.50%, 06/01/22, Pool No. G12688	210,132	223,098
2.50%, 05/01/23, Pool No. G14738	2,747,698	2,746,115
4.00%, 05/01/24, Pool No. J09596	960,103	1,020,574
3.50%, 01/01/26, Pool No. G18373	460,927	482,738
2.487%, 12/01/34, Pool No. 1H1238 (b)	238,663	252,017
2.629%, 04/01/36, Pool No. 848422 (b)	505,579	536,938
	Total Freddie Mac Pools	7,203,849
GINNIE MAE POOLS – (1.89%)
5.00%, 10/20/40, Pool No. 783539	1,806,031	1,916,573
	Total Ginnie Mae Pools	1,916,573
TOTAL MORTGAGES – (Identified cost $95,542,329)		95,440,759
OTHER AGENCIES – (0.26%)
Housing Urban Development, 6.00%, 08/01/20	260,000	267,057
TOTAL OTHER AGENCIES – (Identified cost $260,000)		267,057

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2013

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (5.42%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.01%, 01/02/14, dated 12/31/13, repurchase value of $2,141,001 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-2.25%, 05/29/14-05/31/14, total market value $2,183,820)	$2,141,000	$2,141,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.02%, 01/02/14, dated 12/31/13, repurchase value of $3,335,004 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.00%, 02/01/26-12/01/43, total market value $3,401,700)	3,335,000	3,335,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $5,476,000)		5,476,000
Total Investments – (100.11%) – (Identified cost $101,278,329) – (c)		101,183,816
Liabilities Less Other Assets – (0.11%)		(112,916)
	Net Assets – (100.00%)	$101,070,900

(a)
The interest rates on floating rate securities, shown as of December 31, 2013, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	The interest rates on adjustable rate securities, shown as of December 31, 2013, may change daily or less frequently and are based on indices of market interest rates.

(c)	Aggregate cost for federal income tax purposes is $101,278,329. At December 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$1,168,792
Unrealized depreciation	(1,263,305)
Net unrealized depreciation	$(94,513)

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2013

	Principal	Value (Note 1)
FANNIE MAE – (11.78%)
0.30%, 01/27/14 (a)	$5,000,000	$5,000,804
1.25%, 02/27/14	5,944,000	5,954,621
2.75%, 03/13/14	9,499,000	9,547,665
1.35%, 03/21/14	5,000,000	5,013,349
4.125%, 04/15/14	4,251,000	4,299,684
2.50%, 05/15/14	4,534,000	4,574,008
0.1506%, 09/11/14 (a)	5,000,000	5,001,082
TOTAL FANNIE MAE – (Identified cost $39,391,213)		39,391,213
FEDERAL FARM CREDIT BANK – (12.03%)
0.15%, 01/17/14	5,000,000	5,000,104
0.025%, 02/10/14 (a)	1,700,000	1,699,933
0.10%, 02/19/14 (a)	4,400,000	4,400,223
0.33%, 05/19/14 (a)	5,000,000	5,004,632
0.34%, 06/13/14 (a)	3,000,000	3,003,406
0.26%, 07/14/14 (a)	2,350,000	2,351,911
0.1346%, 07/25/14 (a)	6,000,000	6,000,927
0.1746%, 08/27/14 (a)	3,000,000	3,001,091
3.00%, 09/22/14	1,144,000	1,167,406
0.16%, 10/23/14 (a)	5,500,000	5,503,082
4.48%, 11/20/14	3,000,000	3,113,121
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $40,245,836)		40,245,836
FEDERAL HOME LOAN BANK – (25.03%)
0.056%, 01/03/14 (a)	4,000,000	3,999,983
0.26%, 01/23/14	2,000,000	2,000,151
1.125%, 01/29/14	3,000,000	3,002,321
0.036%, 02/07/14 (a)	5,000,000	4,999,859
0.125%, 03/04/14	4,750,000	4,750,028
0.18%, 03/04/14	3,000,000	3,000,304
0.125%, 03/27/14	5,000,000	5,000,288
0.115%, 04/01/14 (a)	6,000,000	6,000,392
0.15%, 05/01/14	3,000,000	3,000,287
0.125%, 05/27/14 (a)	4,000,000	4,000,355
1.375%, 05/28/14	5,590,000	5,618,587
0.109%, 06/06/14 (a)	5,000,000	5,000,000
5.25%, 06/18/14	5,000,000	5,117,891
0.19%, 07/18/14	5,000,000	5,001,185
1.25%, 07/29/14	3,000,000	3,018,763
5.50%, 08/13/14	2,835,000	2,928,229
0.147%, 08/15/14 (a)	2,265,000	2,265,308
0.125%, 08/22/14	5,000,000	4,998,181
0.12%, 09/18/14 (a)	5,000,000	5,000,000
0.142%, 12/09/14 (a)	5,000,000	5,000,000
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $83,702,112)		83,702,112

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2013

	Principal	Value (Note 1)
FREDDIE MAC – (8.05%)
4.50%, 01/15/14	$2,852,000	$2,856,823
5.00%, 01/30/14	2,975,000	2,986,455
0.375%, 02/27/14	3,104,000	3,105,314
1.35%, 04/29/14	2,205,000	2,213,521
5.00%, 07/15/14	5,670,000	5,817,909
1.00%, 07/30/14	3,000,000	3,014,687
0.50%, 09/19/14	4,900,000	4,911,639
0.75%, 09/22/14	2,000,000	2,008,422
TOTAL FREDDIE MAC – (Identified cost $26,914,770)		26,914,770
OTHER AGENCIES – (0.60%)
USAID - Israel, 0.2015%, 08/15/14 (Israel)(b)	2,000,000	1,997,500
TOTAL OTHER AGENCIES – (Identified cost $1,997,500)		1,997,500
REPURCHASE AGREEMENTS – (28.17%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.01%, 01/02/14, dated 12/31/13, repurchase value of $44,215,025 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-2.25%, 05/29/14-05/31/14, total market value $45,099,300)	44,215,000	44,215,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.02%, 01/02/14, dated 12/31/13, repurchase value of $50,000,056 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.50%, 10/01/26-12/01/43, total market value $51,000,000)	50,000,000	50,000,000
TOTAL REPURCHASE AGREEMENTS – (Identified cost $94,215,000)		94,215,000
Total Investments – (85.66%) – (Identified cost $286,466,431) – (c)		286,466,431
Other Assets Less Liabilities – (14.34%)		47,938,878
	Net Assets – (100.00%)	$334,405,309

(a)
The interest rates on floating rate securities, shown as of December 31, 2013, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.

(c)	Aggregate cost for federal income tax purposes is $286,466,431.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2013

	Shares/Units	Value (Note 1)
COMMON STOCK – (98.05%)
CONSUMER DISCRETIONARY – (1.55%)
Retailing – (1.55%)
Bed Bath & Beyond Inc. *	130,000	$10,438,350
	Total Consumer Discretionary	10,438,350
CONSUMER STAPLES – (3.35%)
Food & Staples Retailing – (3.35%)
CVS Caremark Corp.	315,500	22,580,335
	Total Consumer Staples	22,580,335
ENERGY – (2.83%)
Canadian Natural Resources Ltd. (Canada)	562,990	19,051,581
	Total Energy	19,051,581
FINANCIALS – (87.46%)
Banks – (13.56%)
Commercial Banks – (13.56%)
ICICI Bank Ltd., ADR (India)	121,697	4,523,477
SKBHC Holdings LLC *(a)	1,916	8,175,480
State Bank of India Ltd., GDR (India)	332,813	19,020,263
U.S. Bancorp	30,171	1,218,908
Wells Fargo & Co.	1,286,419	58,403,423
		91,341,551
Diversified Financials – (44.87%)
Capital Markets – (25.58%)
Ameriprise Financial, Inc.	111,554	12,834,288
Bank of New York Mellon Corp.	1,193,374	41,696,487
Brookfield Asset Management Inc., Class A (Canada)	680,090	26,407,895
Charles Schwab Corp.	95,998	2,495,948
Goldman Sachs Group, Inc.	126,992	22,510,602
Julius Baer Group Ltd. (Switzerland)	722,832	34,713,439
Oaktree Capital Group LLC, Class A	537,600	31,632,384
		172,291,043
Consumer Finance – (12.82%)
American Express Co.	941,582	85,429,735
First Marblehead Corp. *	130,503	964,417
		86,394,152
Diversified Financial Services – (6.47%)
Bank of America Corp.	121,264	1,888,081
Cielo S.A. (Brazil)	283,564	7,890,633
Visa Inc., Class A	151,737	33,788,795
		43,567,509
		302,252,704
Insurance – (28.91%)
Multi-line Insurance – (9.85%)
American International Group, Inc.	713,000	36,398,650
Loews Corp.	621,345	29,973,683
		66,372,333
Property & Casualty Insurance – (10.01%)
Markel Corp. *	67,186	38,991,395
Progressive Corp.	1,041,565	28,403,477
		67,394,872

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2013

	Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Reinsurance – (9.05%)
Alleghany Corp. *	75,318	$30,124,187
Everest Re Group, Ltd.	197,972	30,857,896
		60,982,083
		194,749,288
Real Estate – (0.12%)
Brookfield Property Partners L.P.	39,037	778,398
	Total Financials	589,121,941
INFORMATION TECHNOLOGY – (2.86%)
Software & Services – (2.86%)
Google Inc., Class A *	17,200	19,272,256
	Total Information Technology	19,272,256
TOTAL COMMON STOCK – (Identified cost $344,614,261)		660,464,463
SHORT-TERM INVESTMENTS – (2.49%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.01%, 01/02/14, dated 12/31/13, repurchase value of $6,552,004 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-2.25%, 05/29/14-05/31/14, total market value $6,683,040)	$6,552,000	6,552,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.02%, 01/02/14, dated 12/31/13, repurchase value of $10,202,011 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.00%, 04/01/26-12/01/43, total market value $10,406,040)	10,202,000	10,202,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $16,754,000)		16,754,000
Total Investments – (100.54%) – (Identified cost $361,368,261) – (b)		677,218,463
Liabilities Less Other Assets – (0.54%)		(3,647,638)
	Net Assets – (100.00%)	$673,570,825

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $366,807,236. At December 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$344,352,032
Unrealized depreciation	(33,940,805)
Net unrealized appreciation	$310,411,227

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (72.27%)
CONSUMER DISCRETIONARY – (11.62%)
Consumer Services – (1.87%)
School Specialty, Inc. *(a)	69,205	$5,709,412
Media – (3.33%)
Twenty-First Century Fox, Inc., Class A	288,656	10,153,475
Retailing – (6.42%)
Amazon.com, Inc. *	16,501	6,576,556
Kohl's Corp.	229,200	13,007,100
		19,583,656
	Total Consumer Discretionary	35,446,543
CONSUMER STAPLES – (5.64%)
Food & Staples Retailing – (2.51%)
Whole Foods Market, Inc.	132,484	7,659,562
Food, Beverage & Tobacco – (3.13%)
Tyson Foods, Inc., Class A	285,000	9,536,100
	Total Consumer Staples	17,195,662
ENERGY – (10.33%)
Devon Energy Corp.	187,020	11,570,927
Nabors Industries Ltd.	582,900	9,903,471
Transocean Ltd. (Switzerland)	203,131	10,038,734
	Total Energy	31,513,132
FINANCIALS – (11.34%)
Diversified Financials – (9.92%)
Consumer Finance – (3.21%)
ADFITECH, Inc. *	266,000	371,070
American Express Co.	103,640	9,403,257
		9,774,327
Diversified Financial Services – (6.71%)
Bank of America Corp.	622,866	9,698,024
Citigroup Inc.	206,852	10,779,058
		20,477,082
		30,251,409
Real Estate – (1.42%)
Forest City Enterprises, Inc., Class A *	227,200	4,339,520
	Total Financials	34,590,929
HEALTH CARE – (7.36%)
Health Care Equipment & Services – (3.84%)
Universal Health Services, Inc., Class B	144,060	11,706,316
Pharmaceuticals, Biotechnology & Life Sciences – (3.52%)
Valeant Pharmaceuticals International, Inc. (Canada)*	91,486	10,740,456
	Total Health Care	22,446,772
INDUSTRIALS – (13.38%)
Capital Goods – (10.02%)
General Electric Co.	330,200	9,255,506
Masco Corp.	418,880	9,537,898
Quanta Services, Inc. *	373,490	11,787,344
		30,580,748

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2013

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Commercial & Professional Services – (3.36%)
Waste Connections, Inc.	234,670	$10,238,652
	Total Industrials	40,819,400
INFORMATION TECHNOLOGY – (4.23%)
Semiconductors & Semiconductor Equipment – (4.23%)
Fairchild Semiconductor International, Inc. *	423,897	5,656,905
International Rectifier Corp. *	278,050	7,248,764
		12,905,669
	Total Information Technology	12,905,669
MATERIALS – (6.43%)
Allegheny Technologies, Inc.	368,168	13,117,826
Freeport-McMoRan Copper & Gold Inc.	172,232	6,500,036
	Total Materials	19,617,862
UTILITIES – (1.94%)
AES Corp.	406,466	5,897,822
	Total Utilities	5,897,822
TOTAL COMMON STOCK – (Identified cost $192,112,750)		220,433,791
CONVERTIBLE PREFERRED STOCK – (4.63%)
INDUSTRIALS – (2.29%)
Transportation – (2.29%)
Continental Airlines Finance Trust II, 6.00%, Conv. Pfd.	143,200	6,972,050
	Total Industrials	6,972,050
UTILITIES – (2.34%)
AES Trust III, 6.75%, Conv. Pfd.	141,417	7,137,146
	Total Utilities	7,137,146
TOTAL CONVERTIBLE PREFERRED STOCK – (Identified cost $10,852,689)		14,109,196
CONVERTIBLE BONDS – (20.36%)
FINANCIALS – (2.68%)
Real Estate – (2.68%)
Forest City Enterprises, Inc., Conv. Sr. Notes, 4.25%, 08/15/18	$7,330,000	8,182,113
	Total Financials	8,182,113
INDUSTRIALS – (3.09%)
Capital Goods – (3.09%)
United Rentals, Inc., Conv. Sr. Notes, 4.00%, 11/15/15	1,344,000	9,413,880
	Total Industrials	9,413,880
INFORMATION TECHNOLOGY – (5.05%)
Semiconductors & Semiconductor Equipment – (5.05%)
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	11,314,000	15,401,239
	Total Information Technology	15,401,239
MATERIALS – (9.54%)
Molycorp, Inc., Conv. Sr. Notes, 3.25%, 06/15/16	7,235,000	5,100,675
Molycorp, Inc., Conv. Sr. Notes, 6.00%, 09/01/17	9,383,000	7,421,371

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2013

	Principal	Value (Note 1)
CONVERTIBLE BONDS – (CONTINUED)
MATERIALS – (CONTINUED)
United States Steel Corp., Conv. Sr. Notes, 2.75%, 04/01/19	$12,475,000	$16,576,156
	Total Materials	29,098,202
TOTAL CONVERTIBLE BONDS – (Identified cost $51,074,723)		62,095,434
CORPORATE BONDS – (1.70%)
CONSUMER DISCRETIONARY – (0.33%)
Retailing – (0.33%)
Kohl's Corp., Sr. Notes, 6.25%, 12/15/17	882,000	1,012,417
	Total Consumer Discretionary	1,012,417
FINANCIALS – (0.70%)
Real Estate – (0.70%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (b)	13,300,000	2,144,625
	Total Financials	2,144,625
HEALTH CARE – (0.35%)
Pharmaceuticals, Biotechnology & Life Sciences – (0.35%)
Valeant Pharmaceuticals International, Inc., 144A Sr. Notes, 6.75%, 08/15/21 (Canada)(c)	1,000,000	1,065,000
	Total Health Care	1,065,000
INDUSTRIALS – (0.32%)
Capital Goods – (0.32%)
Masco Corp., Sr. Notes, 6.125%, 10/03/16	859,500	966,938
	Total Industrials	966,938
TOTAL CORPORATE BONDS – (Identified cost $12,664,239)		5,188,980
SHORT-TERM INVESTMENTS – (0.79%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.01%, 01/02/14, dated 12/31/13, repurchase value of $942,001 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-2.25%, 05/29/14-05/31/14, total market value $960,840)	942,000	942,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.02%, 01/02/14, dated 12/31/13, repurchase value of $1,466,002 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 03/01/26-06/01/43, total market value $1,495,320)	1,466,000	1,466,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $2,408,000)		2,408,000
Total Investments – (99.75%) – (Identified cost $269,112,401) – (d)		304,235,401
Other Assets Less Liabilities – (0.25%)		771,543
	Net Assets – (100.00%)	$305,006,944

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2013

*	Non-Income producing security.

(a)
Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2013. The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2013, amounts to $5,709,412. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2012	Gross Additions (1)	Gross Reductions	Shares December 31, 2013	Dividend Income
School Specialty, Inc.	–	69,205	–	69,205	$–

(1) Gross additions due to corporate action.

(b)	This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.

(c)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $1,065,000 or 0.35% of the Fund's net assets as of December 31, 2013.

(d)	Aggregate cost for federal income tax purposes is $269,112,401. At December 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$74,345,705
Unrealized depreciation	(39,222,705)
Net unrealized appreciation	$35,123,000

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (92.50%)
FINANCIALS – (90.80%)
Real Estate – (90.80%)
Real Estate Investment Trusts (REITs) – (84.39%)
Diversified REITs – (6.68%)
British Land Co. PLC (United Kingdom)	90,540	$943,058
Cousins Properties, Inc.	84,280	868,084
Land Securities Group PLC (United Kingdom)	73,370	1,170,624
Liberty Property Trust	161,700	5,476,779
Vornado Realty Trust	69,784	6,196,121
		14,654,666
Industrial REITs – (3.32%)
DCT Industrial Trust Inc.	401,480	2,862,552
EastGroup Properties, Inc.	76,190	4,413,687
		7,276,239
Office REITs – (14.74%)
Alexandria Real Estate Equities, Inc.	110,403	7,023,839
BioMed Realty Trust, Inc.	143,480	2,599,858
Boston Properties, Inc.	83,250	8,355,803
Corporate Office Properties Trust	243,978	5,779,839
DuPont Fabros Technology Inc.	224,940	5,558,267
SL Green Realty Corp.	32,580	3,009,740
		32,327,346
Residential REITs – (21.48%)
American Campus Communities, Inc.	345,220	11,119,536
AvalonBay Communities, Inc.	118,060	13,958,234
Campus Crest Communities, Inc.	210,590	1,981,652
Education Realty Trust, Inc.	553,410	4,881,076
Equity Lifestyle Properties, Inc.	71,610	2,594,430
Essex Property Trust, Inc.	60,300	8,653,653
Post Properties, Inc.	86,620	3,917,823
		47,106,404
Retail REITs – (22.29%)
Acadia Realty Trust	175,160	4,349,223
CBL & Associates Properties, Inc.	211,140	3,792,074
DDR Corp.	214,080	3,290,410
Federal Realty Investment Trust	63,970	6,487,198
General Growth Properties, Inc.	286,630	5,752,664
Hammerson PLC (United Kingdom)	85,650	711,997
Simon Property Group, Inc.	105,312	16,024,274
Tanger Factory Outlet Centers, Inc.	128,110	4,102,082
Taubman Centers, Inc.	68,070	4,351,034
		48,860,956
Specialized REITs – (15.88%)
American Tower Corp.	109,830	8,766,631
CubeSmart	261,600	4,169,904
EPR Properties	53,350	2,622,686
HCP, Inc.	63,450	2,304,504
Host Hotels & Resorts Inc.	290,640	5,650,042

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2013

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (Continued)
Real Estate Investment Trusts (REITs) – (Continued)
Specialized REITs – (Continued)
LaSalle Hotel Properties	114,170	$3,523,286
Ventas, Inc.	135,790	7,778,051
		34,815,104
		185,040,715
Real Estate Management & Development – (6.41%)
Diversified Real Estate Activities – (1.14%)
Alexander & Baldwin Inc.	60,200	2,512,146
Real Estate Operating Companies – (5.27%)
Forest City Enterprises, Inc., Class A *	604,804	11,551,756
		14,063,902
	Total Financials	199,104,617
TELECOMMUNICATION SERVICES – (1.70%)
SBA Communications Corp., Class A *	41,550	3,731,813
	Total Telecommunication Services	3,731,813
TOTAL COMMON STOCK – (Identified cost $209,196,977)		202,836,430
PREFERRED STOCK – (0.43%)
FINANCIALS – (0.43%)
Real Estate – (0.43%)
Real Estate Investment Trusts (REITs) – (0.43%)
Office REITs – (0.43%)
DuPont Fabros Technology Inc., 7.625%, Series B	41,000	937,773
TOTAL PREFERRED STOCK – (Identified cost $1,025,000)		937,773
CONVERTIBLE BONDS – (3.53%)
FINANCIALS – (3.53%)
Real Estate – (3.53%)
Real Estate Investment Trusts (REITs) – (2.79%)
Office REITs – (2.79%)
Digital Realty Trust, L.P., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	$4,815,000	6,127,087
Real Estate Management & Development – (0.74%)
Real Estate Operating Companies – (0.74%)
Forest City Enterprises, Inc., Conv. Sr. Notes, 5.00%, 10/15/16	1,040,000	1,613,950
	Total Financials	7,741,037
TOTAL CONVERTIBLE BONDS – (Identified cost $5,855,000)		7,741,037

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2013

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (3.19%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.01%, 01/02/14, dated 12/31/13, repurchase value of $2,732,002 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-2.25%, 05/29/14-05/31/14, total market value $2,786,640)	$2,732,000	$2,732,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.02%, 01/02/14, dated 12/31/13, repurchase value of $4,253,005 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.00%, 01/01/27-12/01/43, total market value $4,338,060)	4,253,000	4,253,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $6,985,000)		6,985,000
Total Investments – (99.65%) – (Identified cost $223,061,977) – (b)		218,500,240
Other Assets Less Liabilities – (0.35%)		771,078
	Net Assets – (100.00%)	$219,271,318

*	Non-Income producing security.

(a)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $6,127,087 or 2.79% of the Fund's net assets as of December 31, 2013.

(b)	Aggregate cost for federal income tax purposes is $223,196,080. At December 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$8,152,227
Unrealized depreciation	(12,848,067)
Net unrealized depreciation	$(4,695,840)

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2013

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments):
Unaffiliated companies	$524,116,634	$101,183,816	$286,466,431	$677,218,463	$298,525,989	$218,500,240
Affiliated companies	–	–	–	–	5,709,412	–
Cash	1,177	1,658	1,678	10,936	1,429	1,525
Receivables:
Capital stock sold	2,613,138	123,001	60,947,874	2,079,931	938,279	913,306
Dividends and interest	568,166	290,070	621,774	97,046	675,107	1,308,982
Investment securities sold	–	–	–	–	586,410	–
Prepaid expenses	7,733	2,143	4,551	10,388	5,833	5,402
Due from Adviser	–	–	64,000	–	–	–
Total assets	527,306,848	101,600,688	348,106,308	679,416,764	306,442,459	220,729,455
LIABILITIES:
Payables:
Capital stock redeemed	3,820,309	380,747	10,385,760	5,065,077	1,017,285	1,142,045
Distributions payable	–	29,888	–	–	–	–
Investment securities purchased	–	–	3,128,801	–	–	–
Accrued distribution and service plan fees	216,228	30,321	–	214,083	144,012	88,237
Accrued investment advisory fees	253,808	27,748	126,015	328,468	146,830	110,102
Accrued transfer agent fees	152,053	35,553	32,422	171,234	82,445	88,170
Other accrued expenses	64,390	25,531	28,001	67,077	44,943	29,583
Total liabilities	4,506,788	529,788	13,700,999	5,845,939	1,435,515	1,458,137
NET ASSETS	$522,800,060	$101,070,900	$334,405,309	$673,570,825	$305,006,944	$219,271,318
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$160,455	$186,254	$3,344,053	$174,517	$88,249	$77,112
Additional paid-in capital	388,148,025	106,341,873	331,061,256	360,839,729	324,375,940	272,975,773
Undistributed (overdistributed) net investment income	(2,006,767)	(6,236)	–	777,708	23,905	2,720,762
Accumulated net realized losses from investments	(14,683,691)	(5,356,478)	–	(4,071,233)	(54,604,150)	(51,939,563)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	151,182,038	(94,513)	–	315,850,104	35,123,000	(4,562,766)
Net Assets	$522,800,060	$101,070,900	$334,405,309	$673,570,825	$305,006,944	$219,271,318

*Including:
Cost of unaffiliated companies	$372,939,033	$101,278,329	$286,466,431	$361,368,261	$254,374,217	$223,061,977
Cost of affiliated companies	–	–	–	–	14,738,184	–
Cost and market value of repurchase agreements (if greater than 10% of net assets)	–	–	94,215,000	–	–	–

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2013

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$311,240,579	$58,280,059		$314,467,278	$538,410,048	$211,772,235	$172,531,470
Shares outstanding	9,373,391	10,762,204		314,467,278	13,736,671	6,133,445	6,073,509
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$33.20	$5.42		$1.00	$39.20	$34.53	$28.41
Maximum offering price per share (100/95.25 of net asset value)†	$34.86	$5.69	$	NA	$41.15	$36.25	$29.83

CLASS B SHARES:
Net assets	$7,228,334	$3,409,148		$8,571,522	$5,750,800	$7,939,727	$3,040,861
Shares outstanding	256,172	632,244		8,571,522	175,200	232,499	108,444
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$28.22	$5.39		$1.00	$32.82	$34.15	$28.04

CLASS C SHARES:
Net assets	$100,034,158	$13,972,905		$7,826,946	$70,174,036	$64,616,351	$24,242,792
Shares outstanding	3,363,667	2,579,449		7,826,946	2,065,485	1,862,637	853,250
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$29.74	$5.42		$1.00	$33.97	$34.69	$28.41

CLASS Y SHARES:
Net assets	$104,296,989	$25,408,788		$3,539,563	$59,235,941	$20,678,631	$19,456,195
Shares outstanding	3,052,266	4,651,476		3,539,563	1,474,308	596,298	676,023
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$34.17	$5.46		$1.00	$40.18	$34.68	$28.78

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2013

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$5,786,597	$–	$–	$10,268,607	$3,998,428	$5,657,407
Interest	23,122	494,885	313,011	11,896	2,857,652	332,709
Loan interest and fees	–	–	–	–	694,092	–
Total income	5,809,719	494,885	313,011	10,280,503	7,550,172	5,990,116

Expenses:
Investment advisory fees (Note 3)	2,422,233	368,639	1,206,806	3,307,442	1,856,001	1,387,139
Custodian fees	110,007	46,319	53,985	110,608	67,358	61,045
Transfer agent fees:
Class A	345,342	117,512	120,564	528,252	274,174	266,370
Class B	26,451	14,803	5,598	21,988	22,700	16,415
Class C	132,870	34,796	4,710	109,216	68,459	56,037
Class Y	88,593	7,123	1,807	40,663	23,960	24,087
Audit fees	22,800	18,840	22,800	35,400	24,000	31,200
Legal fees	10,302	2,998	5,500	14,000	8,150	6,002
Accounting fees (Note 3)	9,000	3,000	4,494	10,998	7,248	5,250
Reports to shareholders	61,469	19,563	20,052	63,000	48,347	40,564
Directors’ fees and expenses	52,685	16,911	28,898	70,983	40,567	31,706
Registration and filing fees	64,497	47,996	54,000	69,000	55,000	58,675
Interest expense	–	–	–	692	–	–
Excise tax expense (Note 1)	–	–	3,902	–	–	–
Miscellaneous	18,580	12,304	10,518	22,374	15,755	15,642
Payments under distribution plan (Note 3):
Class A	581,504	156,597	–	794,833	465,762	385,031
Class B	81,517	52,296	–	57,487	91,248	39,803
Class C	877,487	183,072	–	610,488	619,188	280,309
Total expenses	4,905,337	1,102,769	1,543,634	5,867,424	3,687,917	2,705,275
Reimbursement/waiver of expenses by Adviser (Note 3)	–	–	(1,330,234)	–	–	–
Net expenses	4,905,337	1,102,769	213,400	5,867,424	3,687,917	2,705,275
Net investment income (loss)	904,382	(607,884)	99,611	4,413,079	3,862,255	3,284,841

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	48,311,400	9,676	–	7,637,829	29,771,897	41,432,199
Foreign currency transactions	(4,296)	–	–	(2,691)	–	(7,884)
Net realized gain	48,307,104	9,676	–	7,635,138	29,771,897	41,424,315
Net change in unrealized appreciation (depreciation)	103,132,818	(1,635,752)	–	149,367,771	49,020,285	(48,206,006)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	151,439,922	(1,626,076)	–	157,002,909	78,792,182	(6,781,691)
Net increase (decrease) in net assets resulting from operations	$152,344,304	$(2,233,960)	$99,611	$161,415,988	$82,654,437	$(3,496,850)

*Net of foreign taxes withheld as follows	$102,782	$–	$–	$239,188	$–	$8,529

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2013

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

OPERATIONS:
Net investment income (loss)	$904,382	$(607,884)	$99,611	$4,413,079	$3,862,255	$3,284,841
Net realized gain from investments and foreign currency transactions	48,307,104	9,676	–	7,635,138	29,771,897	41,424,315
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	103,132,818	(1,635,752)	–	149,367,771	49,020,285	(48,206,006)
Net increase (decrease) in net assets resulting from operations	152,344,304	(2,233,960)	99,611	161,415,988	82,654,437	(3,496,850)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(574,311)	(619,018)	(90,207)	(2,560,605)	(3,201,151)	(2,348,932)
Class B	–	–	(4,565)	–	(31,444)	(4,821)
Class C	–	(529)	(3,744)	–	(294,998)	(91,796)
Class Y	(392,143)	(297,472)	(1,095)	(355,648)	(286,492)	(313,948)

Realized gains from investment transactions:
Class A	–	–	–	(7,754,389)	–	–
Class B	–	–	–	(98,305)	–	–
Class C	–	–	–	(1,148,859)	–	–
Class Y	–	–	–	(780,634)	–	–

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(979,321)	(35,681,844)	77,510,737	(9,968,159)	(89,878,735)	(29,140,869)
Class B	(4,110,220)	(4,157,311)	(3,136,920)	(1,159,189)	(3,929,039)	(1,115,370)
Class C	(6,533,613)	(9,237,745)	(1,860,891)	4,610,280	(10,904,040)	(4,140,328)
Class Y	16,105,197	2,031,969	648,096	17,250,253	(5,909,432)	(1,793,208)
Total increase (decrease) in net assets	155,859,893	(50,195,910)	73,161,022	159,450,733	(31,780,894)	(42,446,122)

NET ASSETS:
Beginning of year	366,940,167	151,266,810	261,244,287	514,120,092	336,787,838	261,717,440
End of year*	$522,800,060	$101,070,900	$334,405,309	$673,570,825	$305,006,944	$219,271,318

*Including undistributed (overdistributed) net investment income of	$(2,006,767)	$(6,236)	$–	$777,708	$23,905	$2,720,762

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2012

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

OPERATIONS:
Net investment income	$3,187,732	$166,764	$96,477	$4,398,334	$5,316,115	$3,287,376
Net realized gain from investments and foreign currency transactions	39,698,531	613,344	–	2,543,817	16,482,026	29,720,750
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	6,603,294	223,740	–	74,515,392	8,506,659	5,434,473
Net increase in net assets resulting from operations	49,489,557	1,003,848	96,477	81,457,543	30,304,800	38,442,599

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(2,992,972)	(1,604,321)	(84,717)	(4,735,487)	(4,258,636)	(2,290,500)
Class B	(34,815)	(69,976)	(5,800)	–	(83,354)	(2,649)
Class C	(455,640)	(205,373)	(4,969)	(102,518)	(575,359)	(86,189)
Class Y	(1,020,752)	(378,799)	(991)	(392,985)	(446,016)	(288,100)

Realized gains from investment transactions:
Class A	–	–	–	(5,865,614)	–	–
Class B	–	–	–	(87,853)	–	–
Class C	–	–	–	(778,174)	–	–
Class Y	–	–	–	(405,853)	–	–

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(38,829,214)	(12,259,365)	28,077,516	(8,429,484)	(43,122,101)	(2,365,768)
Class B	(4,790,904)	(3,179,582)	(3,742,244)	(1,862,197)	(4,747,872)	(628,984)
Class C	(19,480,453)	(4,828,974)	(3,908,279)	(9,493,400)	(12,400,145)	(1,431,692)
Class Y	(122,442,488)	20,315,295	393,071	983,038	(5,395,533)	333,780
Total increase (decrease) in net assets	(140,557,681)	(1,207,247)	20,820,064	50,287,016	(40,724,216)	31,682,497

NET ASSETS:
Beginning of year	507,497,848	152,474,057	240,424,223	463,833,076	377,512,054	230,034,943
End of year*	$366,940,167	$151,266,810	$261,244,287	$514,120,092	$336,787,838	$261,717,440

*Including undistributed (overdistributed) net investment income of	$(1,807,175)	$(6,236)	$–	$846,914	$(24,265)	$2,203,302

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940 (“40 Act”) as amended, as an open-end management investment company. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 40 Act. Davis Real Estate Fund is non-diversified under the 40 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common and preferred stock, and fixed income securities. It may invest in lower rated bonds commonly known as “junk bonds”. The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2013, the value of defaulted securities amounted to $2,144,625 (cost: $9,921,191) or 0.70% of the Fund’s net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Investors may continue to exchange Class B shares of the Funds with other Davis Funds. New Class B share account applications will be returned and any investments for existing Class B share accounts will be made in Class A shares of Davis Government Money Market Fund. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold and Class B shares were sold at net asset value and both may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation standardized methodologies used by the Funds for equity securities include, but are not limited to, adjusting the value based on changes in an appropriate securities index and applying liquidity discounts. The Funds may also price partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership’s interests based on the value of the net assets of the investment, then applying a liquidity discount to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 40 Act, securities are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 40 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2013 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$103,350,506	$–	$–	$10,438,350	$29,737,131	$–
Consumer Staples	15,783,811	–	–	22,580,335	17,195,662	–
Energy	9,240,781	–	–	19,051,581	31,513,132	–
Financials	77,233,959	–	–	580,946,461	34,219,859	200,042,390
Health Care	67,594,174	–	–	–	22,446,772	–
Industrials	76,377,018	–	–	–	40,819,400	–
Information Technology	126,480,149	–	–	19,272,256	12,905,669	–
Materials	20,903,106	–	–	–	19,617,862	–
Telecommunication Services	–	–	–	–	–	3,731,813
Utilities	–	–	–	–	13,034,968	–
Total Level 1	496,963,504	–	–	652,288,983	221,490,455	203,774,203

Level 2 – Other Significant
Observable Inputs:
Equity securities:
Consumer Discretionary	–	–	–	–	5,709,412	–
Financials	–	–	–	–	371,070	–
Industrials	–	–	–	–	6,972,050	–
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	95,707,816	–	–	–	–
Short-term	–	–	192,251,431	–	–	–
Convertible debt securities	–	–	–	–	62,095,434	7,741,037
Corporate debt securities	–	–	–	–	5,188,980	–
Short-term securities	19,372,000	5,476,000	94,215,000	16,754,000	2,408,000	6,985,000
Total Level 2	19,372,000	101,183,816	286,466,431	16,754,000	82,744,946	14,726,037

Level 3 – Significant Unobservable
Inputs:
Equity securities:
Financials	–	–	–	8,175,480	–	–
Information Technology	7,781,130	–	–	–	–	–
Total Level 3	7,781,130	–	–	8,175,480	–	–
Total Investments	$524,116,634	$101,183,816	$286,466,431	$677,218,463	$304,235,401	$218,500,240

Level 2 to Level 1 Transfers*:
Consumer Discretionary	$8,826,093	$–	$–	$–	$–	$–
Consumer Staples	2,457,098	–	–	–	–	–
Financials	–	–	–	53,733,702	–	–
Industrials	8,816,926	–	–	–	–	–
Total	$20,100,117	$–	$–	$53,733,702	$–	$–

*Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2013.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2013:

	Davis Opportunity Fund	Davis Financial Fund
Investment Securities:
Beginning balance	$–	$6,379,189
Cost of purchases	6,900,000	1,562,083
Net change in unrealized appreciation (depreciation)	881,130	234,208
Ending balance	$7,781,130	$8,175,480

Net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2013 and included in the change in net assets for the year	$881,130	$234,208

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases may include securities received through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Davis Opportunity Fund	Davis Financial Fund
Investments at Value:
Equity securities:
Fair value at December 31, 2013	$7,781,130	$8,175,480

Valuation technique	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Index-based value adjustment with liquidity discount
Unobservable input	Discount rate	Discount rate
Amount	15%	25%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund’s investment. An increase in the discount rate would result in a decrease in the fair value of the investment.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2012 excise tax liability of $3,902 during the year ended December 31, 2013. The Adviser has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At December 31, 2013, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
			Davis
	Davis	Davis	Appreciation	Davis
	Opportunity	Government	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund
Expiring
12/31/2014	$–	$304,000	$–	$–
12/31/2015	–	136,000	–	–
12/31/2016	–	–	–	–
12/31/2017	11,202,000	355,000	23,269,000	51,805,000
12/31/2018	–	625,000	31,335,000	–

No Expiration
Short-term	–	2,386,000	–	–
Long-term	–	1,550,000	–	–
Total	$11,202,000	$5,356,000	$54,604,000	$51,805,000

Utilized in 2013	$45,698,000	$–	$29,772,000	$40,599,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydowns on fixed income securities, foreign currency transactions, net operating losses, passive foreign investment company shares, partnership income, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2013, for Davis Opportunity Fund, amounts have been reclassified to reflect an increase in overdistributed net investment income of $137,520 and a corresponding decrease in accumulated net realized losses from investments and foreign currency transactions; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $1,524,903, an increase in accumulated net realized losses from investment transactions of $1,118,222, and a decrease in additional paid-in capital of $406,681; for Davis Financial Fund, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,566,032 and a corresponding decrease in accumulated net realized losses from investments and foreign currency transactions; for Davis Real Estate Fund, amounts have been reclassified to reflect a decrease in undistributed net investment income of $7,884 and a corresponding decrease in accumulated net realized losses from investments and foreign currency transactions. The Funds’ net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Opportunity Fund
2013	$966,454	$–	$–	$966,454
2012	4,504,179	–	–	4,504,179

Davis Government Bond Fund
2013	917,019	–	–	917,019
2012	2,258,469	–	–	2,258,469

Davis Government Money Market Fund
2013	99,611	–	–	99,611
2012	96,477	–	–	96,477

Davis Financial Fund
2013	3,163,269	9,535,171	–	12,698,440
2012	5,230,990	7,137,494	–	12,368,484

Davis Appreciation & Income Fund
2013	3,814,085	–	–	3,814,085
2012	5,363,365	–	–	5,363,365

Davis Real Estate Fund
2013	2,759,497	–	–	2,759,497
2012	2,667,438	–	–	2,667,438

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed net investment income	$687,358	$–	$821,286	$53,844	$2,741,908
Accumulated net realized losses from investments and foreign currency transactions	(11,202,306)	(5,356,478)	–	(54,604,150)	(51,805,459)
Undistributed long-term capital gain	–	–	1,367,742	–	–
Net unrealized appreciation (depreciation) on investments	145,045,103	(94,513)	310,411,130	35,123,000	(4,696,868)
Total	$134,530,155	$(5,450,991)	$312,600,158	$(19,427,306)	$(53,760,419)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

Fund Merger - On December 18, 2013, Davis Government Money Market Fund acquired all of the net assets of Selected Daily Government Fund, an authorized series of Selected Capital Preservation Trust, pursuant to an Agreement and Plan of Reorganization and Liquidation adopted by the Funds. The reorganization was approved by a majority of the shareholders and Trustees of Selected Daily Government Fund on December 16, 2013. The purpose of this transaction was to combine two funds managed by Davis Advisors with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks, and restrictions. The reorganization was accomplished by a tax-free exchange of shares of each class of Selected Daily Government Fund (Class S and Class D) into Davis Government Money Market Fund Class A shares at the close of business on December 18, 2013. All shares issued and acquired were valued at $1.00 per share. Shares issued by Davis Government Money Market Fund are disclosed in the capital stock note (Note 4) of this report.

The following table sets forth net assets as of December 18, 2013:

Net Assets
Selected Daily Government Fund	$23,590,298
Davis Government Money Market Fund	259,423,955
Pro Forma as adjusted: Davis Government Money Market Fund	283,014,253

The following table displays the components of net assets acquired as of December 18, 2013:

Selected Daily Government Fund
Par value of shares of capital stock	$2,359,030
Additional paid-in capital	21,247,204
Accumulated net investment loss	(15,936)
Net unrealized appreciation	–
Net assets	$23,590,298

Assuming the reorganization had been completed on January 1, 2013, the beginning of the fiscal reporting period, the unaudited pro forma results of operations for the year ended December 31, 2013 would have been as follows:

Davis Government Money Market Fund (Unaudited)
Net investment income	$117,564
Net increase in net assets resulting from operations	117,564

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2013 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$200,614,343	$32,795,049	$1,562,083	$59,159,085	$177,189,906
Proceeds from sales	194,069,951	30,333,726	15,450,879	176,340,905	205,182,726

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund is 0.30% of the average net assets. The annual rate for Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million.

Waivers and Reimbursement of Expenses - The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund’s expenses such that investment income will not be less than zero until May 1, 2014. During the year ended December 31, 2013, such waivers and reimbursements amounted to $1,330,234.

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund’s net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10 percent of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund’s future yield. As of December 31, 2013, reimbursed amounts of $123,429 are eligible for recapture until December 31, 2016.

The Adviser has not recaptured any previously reimbursed expenses during the year ended December 31, 2013.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2013
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$39,731	$11,763	$16,237	$72,464	$48,324	$38,758
Accounting fees paid to Adviser	9,000	3,000	4,494	10,998	7,248	5,250

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (CONTINUED)

Distribution Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

	Year ended December 31, 2013
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class B	$61,363	$39,314	$43,280	$68,516	$29,959
Class C	658,115	137,304	457,866	464,391	210,232

Service fees:
Class A	581,504	156,597	794,833	465,762	385,031
Class B	20,154	12,982	14,207	22,732	9,844
Class C	219,372	45,768	152,622	154,797	70,077

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule    12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B shares are no longer offered for new purchases. Class B shares of the Funds were sold and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares (other than Davis Government Money Market Fund) within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (CONTINUED)

Sales Charges - (Continued)

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class B and Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2013
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by Distributor	$25,345	$2,025	$50,351	$13,767	$15,423
Class A commissions re-allowed to investment dealers	137,356	25,048	273,773	72,274	85,751
Total commissions earned on sales of Class A	$162,701	$27,073	$324,124	$86,041	$101,174

Commission advances by the Distributor on the sale of:
Class B	$1,990	$406	$9,574	$7,059	$18,225
Class C	59,374	1,232	113,462	22,913	15,038

CDSCs received by the Distributor from:
Class B	4,225	22,606	9,596	11,231	7,451
Class C	2,265	432	2,979	2,654	2,832

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 4 - CAPITAL STOCK

At December 31, 2013, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.2 billion shares are designated to Davis Government Money Market Fund. As of May 1, 2013, Class B Shares are no longer offered for new purchases. Transactions in capital stock were as follows:

	Year ended December 31, 2013
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	2,057,843	16,427	(2,119,486)	(45,216)
Class B	16,160	–	(186,149)	(169,989)
Class C	284,375	–	(554,784)	(270,409)
Class Y	1,308,511	11,482	(807,196)	512,797
Value: Class A	$58,854,102	$528,790	$(60,362,213)	$(979,321)
Class B	385,362	–	(4,495,582)	(4,110,220)
Class C	7,449,896	–	(13,983,509)	(6,533,613)
Class Y	38,785,424	380,290	(23,060,517)	16,105,197

Davis Government Bond Fund
Shares: Class A	1,767,294	107,505	(8,382,235)	(6,507,436)
Class B	46,910	–	(808,120)	(761,210)
Class C	219,032	81	(1,904,205)	(1,685,092)
Class Y	708,997	53,603	(397,878)	364,722
Value: Class A	$9,701,887	$589,252	$(45,972,983)	$(35,681,844)
Class B	257,483	–	(4,414,794)	(4,157,311)
Class C	1,201,899	450	(10,440,094)	(9,237,745)
Class Y	3,933,463	295,765	(2,197,259)	2,031,969

Davis Government Money Market Fund
Shares: Class A	383,045,661*	89,376	(305,624,300)	77,510,737
Class B	789,713	4,194	(3,930,827)	(3,136,920)
Class C	3,196,515	3,432	(5,060,838)	(1,860,891)
Class Y	1,985,466	1,092	(1,338,462)	648,096
Value: Class A	$383,045,661*	$89,376	$(305,624,300)	$77,510,737
Class B	789,713	4,194	(3,930,827)	(3,136,920)
Class C	3,196,515	3,432	(5,060,838)	(1,860,891)
Class Y	1,985,466	1,092	(1,338,462)	648,096

Davis Financial Fund
Shares: Class A	2,506,434	180,798	(2,966,254)	(279,022)
Class B	17,434	2,906	(59,300)	(38,960)
Class C	414,610	33,452	(298,892)	149,170
Class Y	702,998	27,927	(271,656)	459,269
Value: Class A	$88,577,107	$6,897,456	$(105,442,722)	$(9,968,159)
Class B	491,278	92,873	(1,743,340)	(1,159,189)
Class C	12,686,790	1,106,587	(9,183,097)	4,610,280
Class Y	26,123,978	1,091,959	(9,965,684)	17,250,253

Davis Appreciation & Income Fund
Shares: Class A	1,326,305	87,043	(4,261,710)	(2,848,362)
Class B	19,956	915	(148,875)	(128,004)
Class C	97,647	8,725	(464,881)	(358,509)
Class Y	131,051	8,509	(339,236)	(199,676)
Value: Class A	$40,041,844	$2,689,327	$(132,609,906)	$(89,878,735)
Class B	587,426	27,714	(4,544,179)	(3,929,039)
Class C	3,021,785	270,683	(14,196,508)	(10,904,040)
Class Y	4,024,042	265,755	(10,199,229)	(5,909,432)

Davis Real Estate Fund
Shares: Class A	584,877	70,786	(1,642,863)	(987,200)
Class B	21,438	150	(60,371)	(38,783)
Class C	79,370	2,997	(224,139)	(141,772)
Class Y	94,308	10,266	(166,560)	(61,986)
Value: Class A	$17,469,088	$2,076,783	$(48,686,740)	$(29,140,869)
Class B	642,252	4,343	(1,761,965)	(1,115,370)
Class C	2,363,426	87,809	(6,591,563)	(4,140,328)
Class Y	2,851,859	305,022	(4,950,089)	(1,793,208)

* Includes shares from merger with Selected Daily Government Fund (Class S, 3,382,077 and Class D, 20,208,221).

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2012
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	845,093	116,445	(2,682,066)	(1,720,528)
Class B	23,421	1,652	(273,326)	(248,253)
Class C	119,583	20,385	(1,100,959)	(960,991)
Class Y	1,657,179	40,662	(7,053,348)	(5,355,507)
Value: Class A	$19,138,452	$2,759,740	$(60,727,406)	$(38,829,214)
Class B	451,601	33,557	(5,276,062)	(4,790,904)
Class C	2,446,377	435,627	(22,362,457)	(19,480,453)
Class Y	38,511,712	991,346	(161,945,546)	(122,442,488)

Davis Government Bond Fund
Shares: Class A	2,393,736	273,799	(4,870,309)	(2,202,774)
Class B	258,918	10,338	(842,360)	(573,104)
Class C	1,083,233	32,007	(1,984,255)	(869,015)
Class Y	3,949,648	66,706	(407,665)	3,608,689
Value: Class A	$13,306,363	$1,524,514	$(27,090,242)	$(12,259,365)
Class B	1,433,739	57,421	(4,670,742)	(3,179,582)
Class C	6,023,343	178,389	(11,030,706)	(4,828,974)
Class Y	22,224,168	374,035	(2,282,908)	20,315,295

Davis Government Money Market Fund
Shares: Class A	361,512,312	83,981	(333,518,777)	28,077,516
Class B	1,161,232	5,455	(4,908,931)	(3,742,244)
Class C	3,581,904	4,601	(7,494,784)	(3,908,279)
Class Y	1,179,368	991	(787,288)	393,071
Value: Class A	$361,512,312	$83,981	$(333,518,777)	$28,077,516
Class B	1,161,232	5,455	(4,908,931)	(3,742,244)
Class C	3,581,904	4,601	(7,494,784)	(3,908,279)
Class Y	1,179,368	991	(787,288)	393,071

Davis Financial Fund
Shares: Class A	2,766,323	231,315	(3,319,094)	(321,456)
Class B	13,603	3,204	(92,646)	(75,839)
Class C	214,025	31,382	(621,438)	(376,031)
Class Y	287,055	24,802	(282,426)	29,431
Value: Class A	$82,446,481	$7,096,395	$(97,972,360)	$(8,429,484)
Class B	332,882	83,111	(2,278,190)	(1,862,197)
Class C	5,502,620	840,414	(15,836,434)	(9,493,400)
Class Y	8,665,647	779,530	(8,462,139)	983,038

Davis Appreciation & Income Fund
Shares: Class A	1,078,145	115,062	(2,768,866)	(1,575,659)
Class B	27,405	2,701	(208,028)	(177,922)
Class C	123,140	19,336	(600,709)	(458,233)
Class Y	108,948	15,388	(323,127)	(198,791)
Value: Class A	$29,269,538	$3,134,507	$(75,526,146)	$(43,122,101)
Class B	733,532	72,735	(5,554,139)	(4,747,872)
Class C	3,355,527	528,577	(16,284,249)	(12,400,145)
Class Y	2,964,739	421,265	(8,781,537)	(5,395,533)

Davis Real Estate Fund
Shares: Class A	1,050,086	66,763	(1,199,771)	(82,922)
Class B	45,001	82	(68,035)	(22,952)
Class C	177,541	2,878	(228,685)	(48,266)
Class Y	171,593	9,621	(168,878)	12,336
Value: Class A	$29,375,934	$1,918,543	$(33,660,245)	$(2,365,768)
Class B	1,248,449	2,337	(1,879,770)	(628,984)
Class C	4,955,984	82,641	(6,470,317)	(1,431,692)
Class Y	4,859,467	280,172	(4,805,859)	333,780

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2013

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. At December 31, 2013, Davis Financial Fund had no borrowings outstanding. During the year ended December 31, 2013, the average daily loan balance was $47,699 at an average interest rate of 1.43%. Davis Financial Fund had gross borrowings and gross repayments of $4,820,000 during the year ended December 31, 2013. Davis Financial Fund had no borrowings outstanding at any month end during the year ended December 31, 2013. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the year ended December 31, 2013.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $7,781,130 or 1.49% of the Fund’s net assets as of December 31, 2013. The aggregate value of restricted securities in Davis Financial Fund amounted to $8,175,480 or 1.21% of the Fund’s net assets as of December 31, 2013. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of December 31, 2013
Davis Opportunity
Fund	ASAC II L.P., Private Placement	10/10/13	6,900,000	$1.00	$1.13
Davis Financial
Fund	SKBHC Holdings LLC	11/08/10	1,916	$4,888.79	$4,266.60

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2013	$23.42	$0.10d	$9.74	$9.84
Year ended December 31, 2012	$21.16	$0.19d	$2.39	$2.58
Year ended December 31, 2011	$22.57	$0.20d	$(1.02)	$(0.82)
Year ended December 31, 2010	$20.08	$0.24d	$2.54	$2.78
Year ended December 31, 2009	$13.92	$0.09d	$6.15	$6.24
Davis Opportunity Fund Class B:
Year ended December 31, 2013	$20.05	$(0.14)d	$8.31	$8.17
Year ended December 31, 2012	$18.13	$(0.03)d	$2.03	$2.00
Year ended December 31, 2011	$19.34	$(0.01)d	$(0.88)	$(0.89)
Year ended December 31, 2010	$17.21	$0.05d	$2.17	$2.22
Year ended December 31, 2009	$12.00	$(0.05)d	$5.26	$5.21
Davis Opportunity Fund Class C:
Year ended December 31, 2013	$21.10	$(0.11)d	$8.75	$8.64
Year ended December 31, 2012	$19.08	$0.01d	$2.14	$2.15
Year ended December 31, 2011	$20.34	$0.02d	$(0.92)	$(0.90)
Year ended December 31, 2010	$18.10	$0.07d	$2.29	$2.36
Year ended December 31, 2009	$12.60	$(0.03)d	$5.53	$5.50
Davis Opportunity Fund Class Y:
Year ended December 31, 2013	$24.09	$0.17d	$10.04	$10.21
Year ended December 31, 2012	$21.77	$0.24d	$2.47	$2.71
Year ended December 31, 2011	$23.22	$0.27d	$(1.06)	$(0.79)
Year ended December 31, 2010	$20.65	$0.30d	$2.63	$2.93
Year ended December 31, 2009	$14.31	$0.15d	$6.33	$6.48
Davis Government Bond Fund Class A:
Year ended December 31, 2013	$5.55	$(0.02)d	$(0.06)	$(0.08)
Year ended December 31, 2012	$5.60	$0.02d	$0.02	$0.04
Year ended December 31, 2011	$5.62	$0.13	$(0.02)	$0.11
Year ended December 31, 2010	$5.66	$0.15	$(0.04)	$0.11
Year ended December 31, 2009	$5.65	$0.18	$0.01	$0.19
Davis Government Bond Fund Class B:
Year ended December 31, 2013	$5.53	$(0.07)d	$(0.07)	$(0.14)
Year ended December 31, 2012	$5.58	$(0.03)d	$0.02	$(0.01)
Year ended December 31, 2011	$5.60	$0.08	$(0.02)	$0.06
Year ended December 31, 2010	$5.65	$0.10	$(0.05)	$0.05
Year ended December 31, 2009	$5.64	$0.13	$0.01	$0.14
Davis Government Bond Fund Class C:
Year ended December 31, 2013	$5.55	$(0.07)d	$(0.06)	$(0.13)
Year ended December 31, 2012	$5.60	$(0.03)d	$0.02	$(0.01)
Year ended December 31, 2011	$5.62	$0.08	$(0.02)	$0.06
Year ended December 31, 2010	$5.66	$0.10	$(0.04)	$0.06
Year ended December 31, 2009	$5.65	$0.13	$0.01	$0.14

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.06)	$–	$–	$(0.06)	$33.20	42.03%e	$311,241	0.98%	0.98%	0.34%	47%
$(0.32)	$–	$–	$(0.32)	$23.42	12.18%	$220,539	1.02%	1.02%	0.83%	19%
$(0.59)	$–	$–	$(0.59)	$21.16	(3.63)%	$235,743	1.02%	1.02%	0.90%	53%
$(0.29)	$–	$–	$(0.29)	$22.57	13.92%e	$296,880	1.05%	1.05%	1.18%	24%
$(0.08)	$–	$–	$(0.08)	$20.08	44.81%	$319,877	1.17%	1.17%	0.56%	24%

$–	$–	$–	$–	$28.22	40.75%e	$7,228	1.95%	1.95%	(0.63)%	47%
$(0.08)	$–	$–	$(0.08)	$20.05	11.03%	$8,546	2.01%	2.01%	(0.16)%	19%
$(0.32)	$–	$–	$(0.32)	$18.13	(4.61)%	$12,228	1.98%	1.98%	(0.06)%	53%
$(0.09)	$–	$–	$(0.09)	$19.34	12.91%e	$19,593	1.99%	1.99%	0.24%	24%
$–	$–	$–	$–	$17.21	43.42%	$23,525	2.11%	2.11%	(0.38)%	24%

$–	$–	$–	$–	$29.74	40.95%e	$100,034	1.78%	1.78%	(0.46)%	47%
$(0.13)	$–	$–	$(0.13)	$21.10	11.23%	$76,682	1.82%	1.82%	0.03%	19%
$(0.36)	$–	$–	$(0.36)	$19.08	(4.40)%	$87,674	1.82%	1.82%	0.10%	53%
$(0.12)	$–	$–	$(0.12)	$20.34	13.06%e	$116,235	1.84%	1.84%	0.39%	24%
$–	$–	$–	$–	$18.10	43.65%	$131,972	1.96%	1.96%	(0.23)%	24%

$(0.13)	$–	$–	$(0.13)	$34.17	42.40%e	$104,297	0.74%	0.74%	0.58%	47%
$(0.39)	$–	$–	$(0.39)	$24.09	12.40%	$61,172	0.77%	0.77%	1.08%	19%
$(0.66)	$–	$–	$(0.66)	$21.77	(3.38)%	$171,853	0.77%	0.77%	1.15%	53%
$(0.36)	$–	$–	$(0.36)	$23.22	14.31%e	$183,554	0.75%	0.75%	1.48%	24%
$(0.14)	$–	$–	$(0.14)	$20.65	45.31%	$78,231	0.81%	0.81%	0.92%	24%

$(0.05)	$–	$–	$(0.05)	$5.42	(1.52)%	$58,280	0.81%	0.81%	(0.41)%	26%
$(0.09)	$–	$–	$(0.09)	$5.55	0.67%	$95,888	0.70%	0.70%	0.27%	28%
$(0.13)	$–	$–	$(0.13)	$5.60	2.01%	$108,955	0.74%	0.74%	1.49%	27%
$(0.15)	$–	$–	$(0.15)	$5.62	1.95%	$112,118	0.75%	0.75%	2.00%	33%
$(0.18)	$–	$–	$(0.18)	$5.66	3.37%	$100,617	0.72%	0.72%	2.78%	48%

$–	$–	$–	$–	$5.39	(2.53)%	$3,409	1.72%	1.72%	(1.32)%	26%
$(0.04)	$–	$–	$(0.04)	$5.53	(0.20)%	$7,707	1.63%	1.63%	(0.66)%	28%
$(0.08)	$–	$–	$(0.08)	$5.58	1.09%	$10,970	1.66%	1.66%	0.57%	27%
$(0.10)	$–	$–	$(0.10)	$5.60	0.84%	$14,021	1.65%	1.65%	1.10%	33%
$(0.13)	$–	$–	$(0.13)	$5.65	2.42%	$16,322	1.65%	1.65%	1.85%	48%

$–f	$–	$–	$–f	$5.42	(2.34)%	$13,973	1.63%	1.63%	(1.23)%	26%
$(0.04)	$–	$–	$(0.04)	$5.55	(0.15)%	$23,673	1.57%	1.57%	(0.60)%	28%
$(0.08)	$–	$–	$(0.08)	$5.60	1.16%	$28,729	1.59%	1.59%	0.64%	27%
$(0.10)	$–	$–	$(0.10)	$5.62	1.10%	$34,572	1.56%	1.56%	1.19%	33%
$(0.13)	$–	$–	$(0.13)	$5.66	2.49%	$40,882	1.58%	1.58%	1.92%	48%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class Y:
Year ended December 31, 2013	$5.60	$–d,f	$(0.07)	$(0.07)
Year ended December 31, 2012	$5.64	$0.03d	$0.03	$0.06
Year ended December 31, 2011	$5.66	$0.14	$(0.02)	$0.12
Year ended December 31, 2010	$5.70	$0.16	$(0.04)	$0.12
Year ended December 31, 2009	$5.69	$0.18	$0.01	$0.19
Davis Government Money Market Fund Class A, B, C, and Y:
Year ended December 31, 2013	$1.000	$–g	$–	$–g
Year ended December 31, 2012	$1.000	$–g	$–	$–g
Year ended December 31, 2011	$1.000	$–g	$–	$–g
Year ended December 31, 2010	$1.000	$–g	$–	$–g
Year ended December 31, 2009	$1.000	$0.003	$–	$0.003
Davis Financial Fund Class A:
Year ended December 31, 2013	$30.41	$0.29d	$9.26	$9.55
Year ended December 31, 2012	$26.36	$0.28d	$4.51	$4.79
Year ended December 31, 2011	$31.76	$0.27d	$(3.17)	$(2.90)
Year ended December 31, 2010	$28.76	$0.23d	$3.00	$3.23
Year ended December 31, 2009	$19.72	$0.12d	$8.96	$9.08
Davis Financial Fund Class B:
Year ended December 31, 2013	$25.70	$(0.08)d	$7.77	$7.69
Year ended December 31, 2012	$22.35	$(0.05)d	$3.81	$3.76
Year ended December 31, 2011	$27.27	$(0.06)d	$(2.72)	$(2.78)
Year ended December 31, 2010	$24.79	$(0.08)d	$2.56	$2.48
Year ended December 31, 2009	$17.17	$(0.11)d	$7.73	$7.62
Davis Financial Fund Class C:
Year ended December 31, 2013	$26.53	$(0.04)d	$8.05	$8.01
Year ended December 31, 2012	$23.06	$0.01d	$3.92	$3.93
Year ended December 31, 2011	$28.05	$(0.01)d	$(2.78)	$(2.79)
Year ended December 31, 2010	$25.44	$(0.03)d	$2.64	$2.61
Year ended December 31, 2009	$17.58	$(0.08)d	$7.94	$7.86
Davis Financial Fund Class Y:
Year ended December 31, 2013	$31.15	$0.35d	$9.51	$9.86
Year ended December 31, 2012	$27.00	$0.34d	$4.62	$4.96
Year ended December 31, 2011	$32.48	$0.30d	$(3.22)	$(2.92)
Year ended December 31, 2010	$29.40	$0.25d	$3.09	$3.34
Year ended December 31, 2009	$20.16	$0.14d	$9.16	$9.30
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2013	$27.23	$0.40d	$7.30	$7.70
Year ended December 31, 2012	$25.54	$0.44d	$1.71	$2.15
Year ended December 31, 2011	$28.08	$0.45d	$(2.53)	$(2.08)
Year ended December 31, 2010	$23.70	$0.40d	$4.38	$4.78
Year ended December 31, 2009	$16.15	$0.38d	$7.58	$7.96

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.07)	$–	$–	$(0.07)	$5.46	(1.34)%	$25,409	0.47%	0.47%	(0.07)%	26%
$(0.10)	$–	$–	$(0.10)	$5.60	1.11%	$23,999	0.44%	0.44%	0.53%	28%
$(0.14)	$–	$–	$(0.14)	$5.64	2.16%	$3,821	0.60%	0.60%	1.63%	27%
$(0.16)	$–	$–	$(0.16)	$5.66	2.11%	$3,416	0.58%	0.58%	2.17%	33%
$(0.18)	$–	$–	$(0.18)	$5.70	3.44%	$3,032	0.64%	0.64%	2.86%	48%

$–g	$–	$–	$–g	$1.000	0.04%	$334,405	0.64%	0.09%	0.04%	NA
$–g	$–	$–	$–g	$1.000	0.04%	$261,244	0.63%	0.16%	0.04%	NA
$–g	$–	$–	$–g	$1.000	0.03%	$240,424	0.63%	0.12%	0.03%	NA
$–g	$–	$–	$–g	$1.000	0.02%	$320,687	0.61%	0.21%	0.02%	NA
$(0.003)	$–	$–	$(0.003)	$1.000	0.28%	$299,642	0.63%	0.47%	0.30%	NA

$(0.19)	$(0.57)	$–	$(0.76)	$39.20	31.45%	$538,410	0.88%	0.88%	0.83%	0%h
$(0.33)	$(0.41)	$–	$(0.74)	$30.41	18.15%	$426,149	0.91%	0.91%	0.96%	10%
$(0.47)	$(2.03)	$–	$(2.50)	$26.36	(9.02)%	$377,885	0.91%	0.91%	0.87%	12%
$(0.23)	$–	$–	$(0.23)	$31.76	11.25%	$487,948	0.95%	0.95%	0.79%	2%
$(0.04)	$–	$–	$(0.04)	$28.76	46.02%i	$584,626	1.05%	1.05%	0.51%	9%

$–	$(0.57)	$–	$(0.57)	$32.82	29.97%	$5,751	1.99%	1.99%	(0.28)%	0%h
$–	$(0.41)	$–	$(0.41)	$25.70	16.81%	$5,504	2.09%	2.09%	(0.22)%	10%
$(0.11)	$(2.03)	$–	$(2.14)	$22.35	(10.09)%	$6,483	2.02%	2.02%	(0.24)%	12%
$–	$–	$–	$–	$27.27	10.00%	$11,103	2.07%	2.07%	(0.33)%	2%
$–	$–	$–	$–	$24.79	44.38%i	$14,397	2.19%	2.19%	(0.63)%	9%

$–	$(0.57)	$–	$(0.57)	$33.97	30.24%	$70,174	1.79%	1.79%	(0.08)%	0%h
$(0.05)	$(0.41)	$–	$(0.46)	$26.53	17.04%	$50,844	1.84%	1.84%	0.03%	10%
$(0.17)	$(2.03)	$–	$(2.20)	$23.06	(9.85)%	$52,859	1.81%	1.81%	(0.03)%	12%
$–	$–	$–	$–	$28.05	10.26%	$70,964	1.86%	1.86%	(0.12)%	2%
$–	$–	$–	$–	$25.44	44.71%i	$74,530	1.95%	1.95%	(0.39)%	9%

$(0.26)	$(0.57)	$–	$(0.83)	$40.18	31.71%	$59,236	0.71%	0.71%	1.00%	0%h
$(0.40)	$(0.41)	$–	$(0.81)	$31.15	18.33%	$31,623	0.72%	0.72%	1.15%	10%
$(0.53)	$(2.03)	$–	$(2.56)	$27.00	(8.90)%	$26,607	0.75%	0.75%	1.03%	12%
$(0.26)	$–	$–	$(0.26)	$32.48	11.37%	$20,989	0.86%	0.86%	0.88%	2%
$(0.06)	$–	$–	$(0.06)	$29.40	46.13%i	$15,478	0.95%	0.95%	0.61%	9%

$(0.40)	$–	$–	$(0.40)	$34.53	28.44%	$211,772	0.93%	0.93%	1.31%	18%
$(0.46)	$–	$–	$(0.46)	$27.23	8.44%	$244,543	0.95%	0.95%	1.64%	11%
$(0.46)	$–	$–	$(0.46)	$25.54	(7.45)%	$269,626	0.93%	0.93%	1.61%	20%
$(0.40)	$–	$–	$(0.40)	$28.08	20.34%	$317,324	0.94%	0.94%	1.58%	20%
$(0.41)	$–	$–	$(0.41)	$23.70	49.68%	$275,411	1.06%	1.06%	1.98%	15%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Appreciation & Income Fund Class B:
Year ended December 31, 2013	$26.93	$0.11d	$7.22	$7.33
Year ended December 31, 2012	$25.27	$0.19d	$1.68	$1.87
Year ended December 31, 2011	$27.78	$0.19d	$(2.49)	$(2.30)
Year ended December 31, 2010	$23.44	$0.16d	$4.35	$4.51
Year ended December 31, 2009	$15.98	$0.20d	$7.49	$7.69
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2013	$27.36	$0.15d	$7.33	$7.48
Year ended December 31, 2012	$25.67	$0.23d	$1.70	$1.93
Year ended December 31, 2011	$28.22	$0.22d	$(2.53)	$(2.31)
Year ended December 31, 2010	$23.81	$0.19d	$4.42	$4.61
Year ended December 31, 2009	$16.24	$0.23d	$7.59	$7.82
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2013	$27.34	$0.45d	$7.35	$7.80
Year ended December 31, 2012	$25.65	$0.50d	$1.71	$2.21
Year ended December 31, 2011	$28.21	$0.51d	$(2.55)	$(2.04)
Year ended December 31, 2010	$23.80	$0.44d	$4.43	$4.87
Year ended December 31, 2009	$16.22	$0.44d	$7.60	$8.04
Davis Real Estate Fund Class A:
Year ended December 31, 2013	$29.25	$0.42d	$(0.90)	$(0.48)
Year ended December 31, 2012	$25.31	$0.39d	$3.87	$4.26
Year ended December 31, 2011	$23.38	$0.31d	$1.94	$2.25
Year ended December 31, 2010	$19.79	$0.30d	$3.65	$3.95
Year ended December 31, 2009	$15.29	$0.39d	$4.35	$4.74
Davis Real Estate Fund Class B:
Year ended December 31, 2013	$28.86	$0.10d	$(0.88)	$(0.78)
Year ended December 31, 2012	$24.98	$0.07d	$3.83	$3.90
Year ended December 31, 2011	$23.08	$0.03d	$1.91	$1.94
Year ended December 31, 2010	$19.55	$0.08d	$3.57	$3.65
Year ended December 31, 2009	$15.13	$0.22d	$4.32	$4.54
Davis Real Estate Fund Class C:
Year ended December 31, 2013	$29.25	$0.16d	$(0.90)	$(0.74)
Year ended December 31, 2012	$25.31	$0.16d	$3.86	$4.02
Year ended December 31, 2011	$23.38	$0.10d	$1.95	$2.05
Year ended December 31, 2010	$19.80	$0.12d	$3.64	$3.76
Year ended December 31, 2009	$15.32	$0.27d	$4.36	$4.63
Davis Real Estate Fund Class Y:
Year ended December 31, 2013	$29.63	$0.49d	$(0.91)	$(0.42)
Year ended December 31, 2012	$25.64	$0.46d	$3.93	$4.39
Year ended December 31, 2011	$23.69	$0.36d	$1.98	$2.34
Year ended December 31, 2010	$20.05	$0.33d	$3.75	$4.08
Year ended December 31, 2009	$15.46	$0.46d	$4.41	$4.87

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

b	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser.

c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

d	Per share calculations were based on average shares outstanding for the period.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.11)	$–	$–	$(0.11)	$34.15	27.26%	$7,940	1.88%	1.88%	0.36%	18%
$(0.21)	$–	$–	$(0.21)	$26.93	7.39%	$9,710	1.89%	1.89%	0.70%	11%
$(0.21)	$–	$–	$(0.21)	$25.27	(8.31)%	$13,604	1.84%	1.84%	0.70%	20%
$(0.17)	$–	$–	$(0.17)	$27.78	19.31%	$18,850	1.85%	1.85%	0.67%	20%
$(0.23)	$–	$–	$(0.23)	$23.44	48.28%	$19,801	1.99%	1.99%	1.05%	15%

$(0.15)	$–	$–	$(0.15)	$34.69	27.40%	$64,616	1.74%	1.74%	0.50%	18%
$(0.24)	$–	$–	$(0.24)	$27.36	7.54%	$60,770	1.75%	1.75%	0.84%	11%
$(0.24)	$–	$–	$(0.24)	$25.67	(8.21)%	$68,768	1.74%	1.74%	0.80%	20%
$(0.20)	$–	$–	$(0.20)	$28.22	19.43%	$85,427	1.76%	1.76%	0.76%	20%
$(0.25)	$–	$–	$(0.25)	$23.81	48.36%	$87,739	1.89%	1.89%	1.15%	15%

$(0.46)	$–	$–	$(0.46)	$34.68	28.70%	$20,679	0.75%	0.75%	1.49%	18%
$(0.52)	$–	$–	$(0.52)	$27.34	8.62%	$21,765	0.75%	0.75%	1.84%	11%
$(0.52)	$–	$–	$(0.52)	$25.65	(7.30)%	$25,514	0.74%	0.74%	1.80%	20%
$(0.46)	$–	$–	$(0.46)	$28.21	20.66%	$30,878	0.73%	0.73%	1.79%	20%
$(0.46)	$–	$–	$(0.46)	$23.80	50.05%	$46,112	0.80%	0.80%	2.24%	15%

$(0.36)	$–	$–	$(0.36)	$28.41	(1.67)%	$172,531	0.98%	0.98%	1.40%	75%
$(0.32)	$–	$–	$(0.32)	$29.25	16.86%	$206,497	1.01%	1.01%	1.38%	50%
$(0.32)	$–	$–	$(0.32)	$25.31	9.69%	$180,770	1.08%	1.08%	1.26%	68%
$(0.36)	$–	$–	$(0.36)	$23.38	20.09%	$246,372	1.11%	1.11%	1.36%	43%
$(0.24)	$–	$–	$(0.24)	$19.79	31.72%	$233,995	1.35%	1.35%	2.55%	64%

$(0.04)	$–	$–	$(0.04)	$28.04	(2.71)%	$3,041	2.06%	2.06%	0.32%	75%
$(0.02)	$–	$–	$(0.02)	$28.86	15.60%	$4,250	2.11%	2.11%	0.28%	50%
$(0.04)	$–	$–	$(0.04)	$24.98	8.42%	$4,252	2.19%	2.19%	0.15%	68%
$(0.12)	$–	$–	$(0.12)	$23.08	18.73%	$5,645	2.20%	2.20%	0.27%	43%
$(0.12)	$–	$–	$(0.12)	$19.55	30.38%	$6,616	2.46%	2.46%	1.44%	64%

$(0.10)	$–	$–	$(0.10)	$28.41	(2.54)%	$24,243	1.85%	1.85%	0.53%	75%
$(0.08)	$–	$–	$(0.08)	$29.25	15.90%	$29,102	1.86%	1.86%	0.53%	50%
$(0.12)	$–	$–	$(0.12)	$25.31	8.80%	$26,408	1.89%	1.89%	0.45%	68%
$(0.18)	$–	$–	$(0.18)	$23.38	19.07%	$30,034	1.92%	1.92%	0.55%	43%
$(0.15)	$–	$–	$(0.15)	$19.80	30.70%	$29,222	2.18%	2.18%	1.72%	64%

$(0.43)	$–	$–	$(0.43)	$28.78	(1.45)%	$19,456	0.76%	0.76%	1.62%	75%
$(0.40)	$–	$–	$(0.40)	$29.63	17.14%	$21,868	0.76%	0.76%	1.63%	50%
$(0.39)	$–	$–	$(0.39)	$25.64	9.97%	$18,605	0.79%	0.79%	1.55%	68%
$(0.44)	$–	$–	$(0.44)	$23.69	20.52%	$18,498	0.77%	0.77%	1.70%	43%
$(0.28)	$–	$–	$(0.28)	$20.05	32.37%	$25,947	0.92%	0.92%	2.98%	64%

e
Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which had a material impact on the investment performance, adding approximately 3% to the Fund's total return in 2013 and approximately 2% to the Fund's total return in 2010. The rapid appreciation was an unusual occurrence and such performance may not continue in the future.

f	Less than $0.005 per share.

g	Less than $0.0005 per share.

h	Less than 0.50%.

i
Davis Financial Fund received a favorable class action settlement from a company that it no longer owns. This settlement had a material impact on the investment performance, adding approximately 1% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.), including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 24, 2014

DAVIS SERIES, INC.	Federal Income Tax Information (Unaudited)

In early 2014, shareholders received information regarding all dividends and distributions paid to them by the Funds during the calendar year 2013. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2013 with their 2013 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2013, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

Income dividends	$966,454	$3,163,269	$3,814,085	$2,759,497
Income qualifying for corporate dividends-received deduction	$966,454	$3,163,269	$3,328,495	$–
	100%	100%	87%	–%
Qualified dividend income	$966,454	$3,163,269	$3,814,085	$44,543
	100%	100%	100%	2%
Long-term capital gain distributions	$–	$9,535,171	$–	$–

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company.	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago (public transportation system).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corp. (diversified financial holding company).	13	Director, Graham Holdings Company (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering) until 2008.	13	Director, exp Global Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing, Inc. (heat
transfer technology); Director,
Chicago Bridge & Iron Co.,
N.V. (industrial construction
and engineering); Director,
Fifth Third Bancorp
(diversified financial services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	15	Director, Selected Funds (consisting of two portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	15	Director, Selected Funds (consisting of two portfolios) since 1998; Director, Graham Holdings Company (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2013 and December 31, 2012 were $155,040 and $149,760, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2013 and December 31, 2012 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2013 and December 31, 2012 were $41,140 and $37,914, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2013 and December 31, 2012 were $0 and $6,638, respectively.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

    (2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2013 and December 31, 2012.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)	(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)	(3) Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 10, 2014

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  March 10, 2014